PICTET EASTERN EUROPEAN FUND
                       PICTET GLOBAL EMERGING MARKETS FUND
                    PICTET INTERNATIONAL SMALL COMPANIES FUND
                        PICTET INTERNATIONAL EQUITY FUND
                            PICTET GLOBAL WATER FUND

                                 [LOGO OMITTED]
                                PICTURE OF LION
                                      1805
                                     PICTET
                                     FUNDS

                                  ANNUAL REPORT
                                DECEMBER 31, 2002

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND                    PICTET INTERNATIONAL EQUITY FUND
PICTET GLOBAL EMERGING MARKETS FUND             PICTET GLOBAL WATER FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------

     Dear Shareholders,

     It is with pleasure that I present to you the Pictet Funds 2002 Annual Report that summarizes the performance of your funds over the last year and our outlook for 2003.

     The PICTET EASTERN EUROPEAN FUND outperformed the FTSE Eastern European Index by 507 basis points (bps). This outperformance was the result of a positive stock selection and a very strong country allocation.

     Emerging equities again demonstrated the benefits of diversification, as the markets least correlated to the developed world posted strong relative performance. In 2002, the PICTET GLOBAL EMERGING MARKETS FUND managed to stay in positive territory at +0.6% and outperforming its benchmark (which changed during the year) by +415 basis points. The reliance of many developing economies on strong export markets is declining, as they become increasingly consumption oriented. Valuations are also still below those in developed markets. Thus, within the somber global environment, emerging markets look a little vulnerable in absolute terms. But the odds favor continued relative out performance.

     In 2002 PICTET INTERNATIONAL SMALL COMPANIES FUND recorded a loss of -11.87% lagging its benchmark by 332 basis points. Looking forward the manager's focus for 2003 will remain on companies with strong financial backing, capable of generating predictable, organic profit growth. Small caps are unusually cheap on an absolute and relative basis, and we believe the portfolio is well placed to rebound upon a resumption of normalized market conditions

     The PICTET INTERNATIONAL EQUITY FUND fell by 16.6% over the year under-performing the MSCI EAFE index by 0.7%. The high probability of some sort of military intervention in Iraq is blurring global economic and financial forecasts for 2003. In Japan, concerns remain over the poor economic environment, equity supply emanating from further cross shareholding unwinding and uncertainty relating to reform of the banking sector. Europe remains favored for now.

     Despite the underperformance of the PICTET GLOBAL WATER FUND this year, the fundamentals for the water industry remain underpinned by demand for water, which is growing, and a dire capacity shortage in providing clean water. Additionally, stricter regulations continue to accelerate the growth in alternative water treatment and distribution systems.

     We are grateful for the trust you have put in our funds and we want to reaffirm our commitment to provide carefully structured investment funds that will help you achieve your investment objectives.


Yours sincerely,

/S/ Jean Pilloud

Jean Pilloud
President and Chairman

o Investing in foreign securities may involve certain additional risks, including exchange rate fluctuations, less liquidity, greater volatility and less regulation. The risk may be magnified for emerging markets. Small company stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid. Sector funds may be subject to a higher degree of market risk than more diversified funds because of their concentration in a specific industry, sector, or geographic region.

o This document must be preceded or accompanied by a current prospectus. Mutual Fund shares are not insured by FDIC or guaranteed by any bank. Shares are subject to investment risks, including possible loss of the principal invested.

                                            Distributor: PFPC Distributors Inc.,
                                       760 Moore Road, King of Prussia, PA 19406

                                                                               1
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                           PORTFOLIO MANAGER'S REPORT

     For the year 2002 the fund outperformed the FTSE Eastern European Index by 507 basis points (bps). This outperformance was the result of a positive stock selection effect and a very strong allocation effect.

     Most of the outperformance came from Turkey (716 bps) and more particularly due to our large underweight throughout the entire year. Our exposure to industrial companies with a large portion of their business conducted outside Turkey resulted in stock selection gains. Generally Turkey was a particularly difficult market requiring very timely execution. We have reduced our exposure and realized significant profits just after the parliamentarian election on November the 3rd. Russia (-96 bps) subtracted from and more particularly due to bad stock selection (-209 bps). Our overweight position in the utility and the telecom sectors disappointed over the year, despite the fact that these two sectors proved to be best performers over the last quarter of 2002.

     In Central Eastern Europe the Hungarian (-239 bps) and the Polish (-93 bps) markets subtracted performance but these losses were largely compensated by strong gains in the Czech Republic (493 bps). In Hungary we incurred losses mainly due to our underweight position in the pharmaceutical and the telecom sectors. In Poland we were underexposed to the banking sector, which we considered to be fairly valued.

     Estonian exposure mainly to Hansa Bank, one of the highest quality financial institutions in Eastern Europe, yielded 117 bps to the outperformance. Also Croatia, another non-index market, contributed further 31 bps.

     Finally the average cash position of just under 2% subtracted a marginal 8 bps from the performance.

                       MARKET REVIEW & INVESTMENT OUTLOOK

     As 2002 ended, all markets including Eastern Europe have faced a slowdown as investors remained wary of potential conflict with Iraq and fears of global terrorism continued. As a result, the price of Brent increased 12% over the last three months of 2002, benefiting the Russian market but creating unease elsewhere. Concerns about the Middle East affected Turkey, which focused attention on European Union entry negotiations. The Turkish market was boosted in the fourth quarter by the election of AKP as a single party government in early November.

     The RUSSIAN market posted a respectable return of 7.7% in the fourth quarter of 2002. The year-to-date, the RTS Index advanced 38% and is currently among the best performing markets in the world. However, in spite of buoyant oil prices, positive macro data releases, sovereign ratings upgrade by major credit rating agencies and a substantial decline in sovereign yields (-100bps), the equity market finished the year 15.7% below its peak of 427 in May. The successful placement of the government's stake in Lukoil as well as Slavneft's auction failed to spark a further rally in equities. In fact, the quarter saw a structural change in the market performance. Oil stocks, the previous outperformers, started to lag (with the

Fund Country Weights as a Percentage of Net Assets at December 31, 2002

[GRAPH OMITTED]
PLOT POINTS FOLLOW:
Russia                                      54.9
Hungary                                     11.5
Czech Republic                              11.1
Poland                                      10.0
Estonia                                      5.7
Turkey                                       4.5
Cash                                         1.2
Croatia                                      1.1

2
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exception  of Sibneft  shares),  while  domestically  oriented  sectors  such as utilities and telecoms outperformed the rest of the market by a wide margin.

     UES shares had a spectacular rally in the last three months (up 40.6% quarter on quarter)--mostly on aggressive domestic buying, a technical correction after a period of prolonged underperformance and management efforts to improve the restructuring outlook for minority shareholders. However, the postponement of the electricity law approval in the Duma had applied a brake on further stock advances. Strong sets of 9-month results and the success of expansion in the regions boosted cellular stocks, MTS (up 27.2% quarter on quarter) and Vimpelcom (up 34.6% quarter on quarter).

     In TURKEY the fourth quarter saw the general elections, held on November 3rd, where AKP (Justice and Development Party) won with a majority (363 of 550 seats) in the parliament. The single party government was led by Prime Minister Gul, yet Mr. Erdogan (the AKP leader, who was banned from politics), continues to be AKP leader. With support from CHP (Republican Party), AKP has made necessary changes to enable Mr. Erdogan to be elected. Provided the President approves the changes, Mr. Erdogan would have the opportunity to participate in the by-elections on March 9th and become the Prime Minister. Markets gave credit to the single party government and the ISE index reached its peak for the year the day before the elections.

     Right through and after the elections, Turkey held its breath for the Copenhagen summit that took place on December 12-13. The AKP leader campaigned heavily for Turkey to get a date to start EU entry negotiations within 2003. The outcome, however, was for negotiations to start immediately after December 2004 when the European Union would see if Turkey has been implementing the measures taken to meet the necessary Copenhagen criteria.

     The government's economic program has been going on track. The GDP grew 7.9% in the third quarter. Inflation is set to beat the government's targets. The main concern currently is the war in Iraq, which Turkey is trying to get through with minimum involvement. The other concern that is equally important is that the government seems to be in chaos, with contradictory statements from different MPs that do not ease the markets concerns. In addition, some moves, such as the effort to delay the implementation of procurement law, seem awfully populist. At the current market levels of USc0.60-0.65, we believe the majority of the Iraqi war news have been priced in.

     The fourth quarter brought stronger evidence of POLAND'S relative resilience, with exports remaining strong in spite of the stronger Zloty (which was up 20% year on year in December against import growing 16% year-on-year). Industrial output releases during the final quarter consistently beat analysts' expectations. Retail sales continued to be positive, with private consumption remaining the key driver behind recovery of GDP growth (GDP growth doubled to 1.6% compared to the second quarter). Investments, though remaining in the red in year on year terms, showed early signs of improvement. Inflation continued its downward trend with November CPI falling to a historical low of 0.9%.

     The equity market regained ground during the fourth quarter, driven by improving macro data and a pre EU accession rally. IT and banks, recovering from earlier losses led the way up. Prokom which gained almost 35% was the best performing stock in the quarter. Investors had digested disappointing 2Q results and their focus shifted towards Prokom increasing chances to win large IT tenders scheduled for 2003 as it had teamed with Softbank. Also Poland's accession to the EU and the inevitable inflow of structural funds to set up necessary IT infrastructure before that greatly improved investors' perception of the stock. BPH PBK (up 28%) fared second best, as investors interest in beaten banking stocks rekindled, driven by improving macroeconomic data and buying into a convergence story.

     During the fourth quarter, macroeconomic data in HUNGARY didn't provide any inspiring news. The eleven months cumulative C/A deficit was EUR3.18bn, compared to EUR0.92bn last year. Due to the strengthening currency and weak economic environment the exports performed worse than we expected.

     Third quarter GDP growth decelerated to 3.5%, due to weak net export figures and a weak tourist season, despite strengthening household consumption. Our full year GDP growth forecast remained at 3.3%. Inflation rose by 30 basis points reaching 4.8% in November. The change in the declining trend was

                                                                               3
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expected  and is due to the end of the food price  cycle.  The  strong  currency helped keep inflation stable as oil prices rose. We expect a 5.0% figure for December meaning that Central Bank's inflation target of 4.5% +/-1% will be met. The budget deficit may increase to above 9% because Parliament accepted some further expenditure on the account of the 2002 budget. Deficit target for 2003 is 4.5%, but it is widely thought to be untenable and our forecast is 5.4%.

     The strengthening of the currency from HUF244EUR to HUF235.2EUR (nearing the strong end of the band 234.69 where the central bank would have to intervene) was mainly due to foreign portfolio capital inflow to the bond market amid favorable interest rate differentials.

     On the positive side, the equity market was up in 4Q02, local BUX index gained 11.7% quarter on quarter, turnover on the local market rose to US$28m a day. Pharmaceutical stocks performed well, with Richter gaining 26.3% and Egis rising 34.8%. Richter underperformed its peers and the announcement of receiving a 100% tax holiday for 2004-2011 and a good earnings report aided correction. Egis jumped on expectations running high on its new anxiety drug deramciclane, which it is developing with Finnish Orion. Fears that Matav's majority owner Deutsche Telekom may divest to ease debt kept a shadow over Matav's share price. MOL rose 3.4% as optimism after good third quarter earnings was cooled down as the government decided to postpone the raising of gas prices which may cause losses to MOL's capped gas business amid rising oil prices.

     In the fourth quarter, Standard and Poor downgraded the local currency debt rating of the CZECH REPUBLIC from AA- to A+, while the foreign currency rating remained unchanged at A- with a stable outlook. The tight government majority of just one in the parliament together with its pro-welfare policy was the main reason for the downgrade. The central bank cut interest rates by 25 basis points at the end of October. The key reason for monetary easing was distinctive revision of GDP forecast and low inflation.

     The GDP grew by 1.5% in the third quarter of 2002. The recent adverse weather conditions and flooding in the Czech Republic significantly cut revenues from tourism, so the export of services declined by 17.9% year on year at constant prices. As a result, net exports swallowed 5.6% of GDP. The floods also destroyed a considerable amount of stock, which had to be replaced (although the stocks were destroyed, they remained part of GDP). As a result, the change in inventories reached a high of Kc16.9bn (in comparison with Kc4.7bn in 3Q01) and supported growth by 3.2%. Low interest rates continued to fuel demand for consumer credit and stimulate household consumption in the third quarter, which grew by 5.3% and added 2.9% to GDP growth. Inflation maintained a declining trend during the final quarter, when it fell to as low as 0.5 % in November. The inflation is likely to close the year 2002 at 0.7% or substantially below the central bank's targeted band of 2.75-4.75 %.

     The Czech equity market ended moderately higher during the last quarter of 2002 on improved turnover at approximately US$26.3m per day. The local PX50 and narrower PX-D indices gained 2.5% and 1.8% respectively quarter on quarter driven by good performance of banking stocks, which benefited from strict cost control and falling provisions. Komercni Banka gained 16% in the fourth quarter and was the best performer of the whole year. Erste bank outperformed the market, rising 5%. Other blue chips closed the quarter in negative territory. Philip Morris CR was the worst performer followed by Unipetrol and Ceske Radiokomunikace. Cez lost 2%. Cancellation of privatization lead the share price of Cesky Telecom temporarily higher at the end of November but these gains were erased in December and Cesky Telecom closed the quarter 1% lower.

     A negative outlook for developed markets for 2003 and healthy relative performance by Eastern Europe during 2002 may mean that inflows into this asset class are likely to increase. The reliance of many developing economies on strong export markets is declining as they become increasingly consumption-oriented. Valuations are still below those in developed markets, although not egregiously so. Thus, within the somber global environment, Emerging Europe look a little vulnerable in absolute terms. But the odds favor continued relative outperformance.

4
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                              FUND MANAGER'S REPORT

     In a challenging year for all classes of equities, emerging markets managed to outperform. The MSCI Emerging benchmark was down -6.0% for the year in US Dollars, a full 20% ahead of the World index. The Fund managed to do even better, just about managing to stay in positive territory at +0.6% and outperforming its benchmark (which changed during the year) by +415 basis points.

     Aside from a poor performance in emerging Europe, all regions contributed positively. We have been underweight Latin America all year, which has proved correct since this has been much the worst region [+160bp]. MEXICO was a slight negative [-24bp] as its underperformance did not kick in as early as we had expected, but we continue to find stocks unattractive and are not looking to close out our underweight. We avoided ARGENTINA'S default and economic collapse [+78bp], and went overweight later in the year as valuations became attractive and the market started its recovery. BRAZIL was a similar story [+94bp], where we have moved firmly overweight as investors have begun to get to grips with the new presidential administration and its initial moves to revive the struggling economy.

     Northeast Asia has been volatile, making life tricky for longer-term investors such as ourselves, but we came out ahead over the year [+136bp]. Stock selection in CHINA [+83bp] was strong: we have been consistently underweight cellular operators (CHINA MOBILE) in favour of petrochemicals, in which Chinese producers have showed better value than their counterparts in more expensive markets such as Taiwan. TAIWAN itself [-53bp] was more difficult, given sharp moves in most technology subsectors, but industrials and financials have generally done well. KOREA had a stronger domestic recovery story than Taiwan, making it easier for fundamental investors to outperform [+106bp]. Financials and retailers were initially firm on the back of this, but we pulled back our position as the prospect of weaker consumption in 2003 started to weigh on stocks, and have only recently begun to add again.

     We have long been fans of South and Southeast Asia [+237bp] with strong overweights in most markets (other than MALAYSIA [-11bp] whose valuations are mostly uninteresting to us). Despite shocks such as the Bali bombing, INDONESIA [+83bp] and THAILAND [+128bp] had such firm support from low prices and recovery from the 1997-98 Asian crisis that they have easily outperformed other markets. INDIA'S rebound has not been so strong, since it never had such an economic shock as its neighbours to the east, but we have heavily overweighted cyclicals such as automobile manufacturers and banks that have generated good gains both to asset allocation and to stock selection [+90bp].

     EMEA [+33bp] was the weakest region, caused by two troublesome markets--Russia and Turkey. RUSSIA was a big disappointment [-175bp] due to our underweight in the energy sector. Stocks such as LUKOIL and YUKOS were spectacular relative performers for the first nine months, on the back of a strong oil price and hoped-for reforms in corporate governance, but looked too expensive on our methodology for us to justify investing. Meanwhile under-rated stocks such as utility UNIFIED ENERGY, which we held, were not attracting the market's interest. The fourth quarter saw a return to rationality (as it seemed to us) but was not enough to reverse earlier losses. After their correction, we must think about whether the energy stocks are now pricing in a low enough future oil price for them to be attractive, and how much weight to put on the potential for improved Russian corporate governance.

     TURKEY [-57bp] was a market we liked, given lowly valuations, but political and economic upsets meant that it took a long time for the portfolio to reap the benefits. This is a difficult market to time well, and we have to be comfortable relying on our replacement-cost methodology and knowing that the day will come when assets move closer to fair value. The second half of the year saw this process get under way, making up most of the losses of the first half. Meanwhile, Central European markets did well, helped by inflows from developed Europe starting to discount convergence with the European Union. KOMERCNI BANKA was a particular star in the CZECH REPUBLIC [+51bp]. Our overweight worked well in HUNGARY [+52bp]. CROATIAN pharmaceutical company Pliva was a lovely performer [+26bp].

                                                                               5
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     West Asian markets were hit by SAUDI ARABIA'S membership of the IFCG index, our former benchmark. This is uninvestable to international investors [-38bp]. Happily, this quirk was more than made up by our best market for the year, SOUTH AFRICA [+201bp]. After the Rand's collapse in late 2001 we went heavily into financials. This paid off as the currency rebounded 40% this year against the US
Dollar,   much  to   most   investors'   surprise.   We   have   held   selected
attractively-valued   commodity   producers  (paper,   steel,  gold)  that  have
outperformed despite the strengthening currency, thanks to strong dollar product prices or cyclical gearing to recoveries in their sectors.

                               REVIEW AND OUTLOOK

     Emerging equities again demonstrated the benefits of diversification, as the markets least correlated to the developed world posted strong positive performance, notably Pakistan [+118%], Romania [+108%], and Indonesia [+26%]. Latin America endured another difficult year led down by Argentina [-47%], Brazil [-46%] and Mexico [-16%]. Israel [-31%] and Turkey [-34%] also fell, driven down by negative political and economic developments.

     We consider the probability of military action in the Korean peninsula to be slight: the unpleasant North Korean government is merely trying to force negotiations using the only tactic it knows, in response to the scare it received by appearing on President Bush's "axis of evil"; and no regional power--South Korea, China, Japan or Russia--has any interest in escalation.

     The global outlook remains highly uncertain, not least because of the much more real threat of war in Iraq, but also because global economic activity appears to be weakening again and equity valuations are no longer so compelling relative to bonds. Following a year in which emerging equities have outperformed their developed counterparts by almost 15% the valuation differential is now less evident. The key variable is how an already weak world economy (notably in Germany and Japan) reacts to war and any subsequent readjustment in the oil price.

     A negative outlook for developed markets for 2003 and healthy relative performance by emerging markets during 2002 may mean that inflows into this asset class are likely to increase. The reliance of many developing economies on strong export markets is declining as they become increasingly consumption-oriented. Valuations are still below those in developed markets, although not egregiously so. Thus, within the sombre global environment, emerging markets look a little vulnerable in absolute terms. But the odds favour continued relative outperformance.

     In this context our strategy remains broadly unchanged. In Latin America we still see value in Brazil and Argentina (liquidity permitting) and will stay underweight in Mexico. India, through its cheap industrial and software stocks plus its non-correlated relationship with global markets, also remains a top pick in the short term. Elsewhere in Asia we continue to see opportunities in Indonesia, Taiwan and Thailand. With the exception of Korea and Malaysia, Asian markets remain attractively valued in both absolute and relative terms. The region also possesses strong medium-term drivers in the shape of rising domestic consumption fuelled by pent-up demand, positive savings rates and economic growth well above the global average--driven to a large extent by China.

6
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Fund Country Weights as a Percentage of Net Assets
at December 31, 2002
[GRAPH OMITTED]
PLOT POINTS FOLLOW:

South Korea                               19.3
Taiwan                                    13.6
South Africa                              12.0
Brazil                                     8.8
India                                      7.0
Thailand                                   6.1
China                                      5.9
Mexico                                     4.0
Indonesia                                  3.9
Russia                                     3.5
Hungary                                    2.8
Turkey                                     2.5
Malaysia                                   2.4
Poland                                     1.2
Cash                                       1.2
Philippines                                1.1
Argentina                                  1.1
Egypt                                      0.8
Israel                                     0.8
Croatia                                    0.8
Czech Republic                             0.7
Venezuela                                  0.5

--------------------------------------------------------------------------------

Fund Country Weights versus Morgan Stanley Capital International
Emerging Markets Free Index at December 31, 2002

[GRAPH OMITTED]
PLOT POINTS FOLLOW:

Korea                                    -4.8
Mexico                                   -4.0
Israel                                   -3.0
Malaysia                                 -2.9
Chile                                    -1.5
Russia                                   -1.2
South Africa                             -0.9
Peru                                     -0.5
China                                    -0.5
Pakistan                                 -0.3
Morocco                                  -0.3
Jordan                                   -0.2
Colombia                                 -0.1
Bolivia                                   0.0
Poland                                    0.0
Czech Republic                            0.2
Venezuela                                 0.3
Philippines                               0.6
Egypt                                     0.6
Taiwan                                    0.7
Argentina                                 0.7
Croatia                                   0.8
Turkey                                    0.9
Cash                                      1.2
Hungary                                   1.7
Brazil                                    2.6
India                                     2.6
Indonesia                                 2.9
Thailand                                  4.4

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                           PORTFOLIO MANAGER'S REPORT

     The portfolio recorded a loss of -11.87% in US Dollar terms over the year, lagging its benchmark by 332 basis points. This was due to a negative impact from stock selection (-127bps) which was only partially offset by the positive contribution from asset allocation (+29bps).

     The disappointing returns were most acute in Europe (-155 bps) where Germany (-167bps) and the UK (-135bps) were conspicuously weak. Our overweights, combined with positive stock selection, in Italy (+131bps) and Ireland (+74bps) helped slightly to offset the losses for the region. In the Asia Pacific region, good stock selection in Hong Kong (+116bps) was not enough to level off the poor showing in Australia (-171bps). Most of the negative contribution from stock selection occurred in the final month of the year when a number of our holdings suffered a severe reaction to profit warnings.

                      MARKET REVIEW AND INVESTMENT OUTLOOK

     The grim tone of global equity markets was reversed somewhat in the fourth quarter, though most major markets were to record heavy falls for the calendar year. After the particularly heavy falls of September, global equities rallied in both October and November, losing momentum in the final month of the year. Although small caps broadly followed these trends, they were unable to outperform their larger peers for the third consecutive quarter. In fact they lagged the broader benchmarks, advancing by 3.9% in dollar terms over the period against a rise in the MSCI EAFE index of over 6%.

     While similar themes dominated the markets to the previous quarter, that is, the possibility of military conflict in Iraq and the parlous state of the global economy, October witnessed the strongest monthly performance by the Dow Jones in sixteen years, which effectively set the tone. Despite the fact that many of the economic releases in the States over this month had been indifferent at best, and that worrying signs of slowing consumer activity were appearing, the shift in investor sentiment and the powerful rally in technology stocks were warmly welcomed in Europe and Asia. Thus, both these regions performed well in America's slipstream, while suffering from problems of their own, such as the deflationary forces in Asia and the structural rigidities hampering the big industrial economies of Europe. As a result, Europe returned 8% in dollar terms, led by Sweden (+19.8%) and Portugal (+15.0%), while Asia rose by 4.7%, led by Hong Kong (+6.1%) and Australia (6.0%). For the most part, the strongest gains were enjoyed by technology stocks, though towards the end of the period basic materials shares were also firmer.

     The exception was Japan which remained subdued throughout the quarter, mired in its ongoing struggle with poor returns on capital, rock-bottom corporate profitability and bank shares plummeting to new and dangerous, lows. Foreign investors continued to sell, exasperated by the lack of a clear response from the authorities to any of Japan's chronic structural problems, while domestic corporations were under pressure to unwind cross-shareholdings. In consequence Japanese small caps fell by 7.6% over the quarter.

     We are likely to maintain a relatively cautious stance on Japan, at least until the pressure for selling cross-shareholding has lifted after book-closing at the end of March. Corporate profitability hit an all-time low for last fiscal year, making forecasted comparisons superficially impressive (in the region of a 60% increase at the recurring level) but somewhat misleading. Nevertheless, despite the well-known lack of profits currently generated by Japanese companies, the returns on capital and equity are both rising, and there is increasing evidence that restructuring at the corporate level is beginning to make a meaningful impact. Although the macro-economic environment remains severe, there is also the possibility that the new Governor of the Bank of Japan (to be appointed by the end of March) may run a considerably more stimulatory monetary policy than the incumbent Mr. Hayami.

     Elsewhere in Asia, we are more optimistic in the short term, and have been increasing our weighting in recent weeks. For several years, Asian companies have offered an attractive combination of high growth potential and low valuations but have been undermined by correlation to the States and the lack of domestic institutional presence. Nevertheless, we continue to find exciting companies that benefit from China's manufacturing competitiveness and the ongoing outsourcing trends. Furthermore, China is increasingly becoming the source of final demand in its own right, with GDP growth of around 9% forecast for this year.

     In Europe, the background of both confusion about the European Union and subdued economic growth is discouraging. Structural rigidities and anti-competitive practices are hampering the larger industrial economies such as Germany and the Netherlands. While the recent improvement in sentiment was reflected in "high beta" sectors, we believe the risks remain on the downside in the near term and are likely to remain modestly underweight for the time being.

PICTET FUNDS
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------

     Overall, the focus remains on companies with strong financial backing, capable of generating predictable, organic profit growth. Small caps are unusually cheap on an absolute and relative basis, and we believe the portfolio is well placed to rebound upon a resumption of normalised market conditions.

Fund Country Weights as a Percentage of Net Assets at December 31, 2002

[GRAPH OMITTED]
PLOT POINTS FOLLOW:

UK                                 20.1
Japan                              13.1
France                             12.8
Hong Kong                           8.5
Italy                               6.3
Sweden                              5.0
Cash                                4.9
Australia                           4.6
Switzerland                         4.2
Belgium                             3.0
Singapore                           2.5
Netherlands                         2.3
Denmark                             2.2
Germany                             1.9
Norway                              1.8
Ireland                             1.7
Finland                             1.5
Spain                               1.5
Greece                              1.0
South Korea                         0.8
New Zealand                         0.3


Fund Country Weights versus HSBC World ex-U.S. Smaller Companies Index at December 31, 2002

[GRAPH OMITTED]
PLOT POINTS FOLLOW:

Germany                              -3.0
Australia                            -2.7
Netherlands                          -2.1
Greece                               -2.0
New Zealand                          -1.5
Austria                              -1.3
Sweden                               -1.2
Switzerland                          -1.2
Spain                                -1.1
Portugal                             -1.0
Finland                              -1.0
Japan                                -0.7
Norway                               -0.4
UK                                   -0.1
Ireland                               0.2
Denmark                               0.2
Singapore                             0.4
South Korea                           0.8
Italy                                 0.9
Belgium                               1.5
Cash                                  4.5
Hong Kong                             5.0
France                                5.7

PICTET FUNDS
PICTET INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

                              FUND MANAGER'S REPORT

     Over the year 2002, the MSCI EAFE Index, as measured in US Dollars, declined by 15.9%. The Pictet International Equity Fund in comparison fell by 16.6% over the same period, thus underperforming by 0.7%. Regional asset allocation contributed positively to the fund's relative returns with the main boost coming from the adoption of an overweight position in Japan during the second quarter. This was successfully reversed by moving the fund underweight Japan late in the third quarter. Good stock selection in Japan, also helped relative performance, but this was offset by poor stock selection within Europe.

     In Japan, the fund significantly outperformed the MSCI Japan Index over the year, due to a combination of good stock and sector selection. Most notable contributors were an overweight position in Autos (which benefited from strong US demand) with good stock selection (we remained committed to the restructuring story at Nissan) and in Utilities (we favoured the growth prospects of the gas companies). In general, the avoidance of balance sheet risk worked well across the board.

     In Europe, performance was 1.3% below the local index -- with most of the weakness coming in the months of August and September where the sharp rally (18%) in high beta stocks and subsequent fall (20%) of the whole market negatively impacted on the defensively structured fund. For the full year period the largest negative contributions came from the Consumer Discretionary and Utilities sectors. Within Consumer Discretionary the fund was surprised by the resilience of the Consumer for the majority of the year despite high credit levels and rising unemployment. In addition, investment in the French Media company Vivendi Universal had significant underperformance during the first half of the year due to concerns over its financial structure and the management's attitude towards shareholders. Within Utilities, a holding in the French waste and water treatment company, Suez, caused a significant negative contribution, due to the stock's weakness on concerns over a spending spree in Latin America during the late 1990's and the consequent implications for growth and cash flow.

                      MARKET REVIEW AND INVESTMENT OUTLOOK

REVIEW

     EAFE equity markets performed poorly over 2002. Forecasts for economic and corporate earnings growth have been steadily revised down over the course of the year worldwide, whilst investor sentiment has been impacted by heightened geopolitical tensions.

     Within Europe the weakness during the first half of the year reflected weak corporate earnings, anaemic global growth and examples of disappointing corporate profitability data from bellwether technology stocks such as Nokia and Ericsson. During the year declining inflation capped nominal GDP causing problems for a corporate sector with rising costs and high debt levels. Growth divergences between countries highlighted the inadequacy of the ECB's rate policy. Equity performance improved over the final quarter of the year as by then, the very low levels of stock valuations attracted investment and optimism grew over the prospects of further monetary easing by central banks in the US and the Eurozone.

     In Japan the domestic consumer remained lackluster during the year and although US consumer demand, particularly for Autos, provided some respite for Japanese exporters, the focus for the year was on the ongoing debate over a resolution to the banking sector's woes. The reformist credentials of Mr Koizumi (Prime Minister) came into question early in the year with the sacking of his highly popular Foreign Minister. Reforms to the structure of the corporation established to help banks rid themselves of unwanted shareholdings were uninspiring, hence little was achieved in alleviating supply concerns over the unwinding of bank's cross shareholdings. The autumn appointment of Mr Takenaka as Minister for Financial Services provided brief optimism with the announcement of his wide sweeping reforms, but the lack of support from the LDP (ruling party) caused them to be watered down and have little impact.

PICTET FUNDS
PICTET INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

OUTLOOK

     After a third consecutive negative return and one of the worst years for global equity markets; one of the worst years in Europe since 1974, and the lowest level seen in Japan since 1984, it is tempting to argue for a more positive environment for the coming year. However, around the world uncertainties are pitched at unusually high levels. The high probability of some sort of military intervention in Iraq is blurring global economic and financial forecasts for 2003. In Japan, concerns remain over the poor economic environment, equity supply emanating from further cross shareholding unwind and uncertainty relating to reform of the banking sector.

     Positive surprises may come from Japan where the new governor of the Bank of Japan, due to be appointed in March 2003, could support Mr Koizumi's stance on tackling deflation. Whilst in Europe the easing of monetary conditions could start to have its desired effect on the economy, with valuations at current lows, liquidity and M&A activity could pick up. Caution remains over balance sheet conditions, pension provisions and geographical divergences but opportunities abound for individual companies to take market share.

     Entering 2003 the fund remains underweight Japan. Bank lending growth remains negative and a recent sharp deterioration in money supply growth has generated a weak liquidity backdrop. Industrial production growth and profits have been strong over the last 12 months in Japan on the back of a modest revival in US activity, but any slowing in the US could cause the highly cyclical Japanese economy to perform poorly. The recent rally in Japanese equity markets has highlighted the readiness of investors to return faith to the market should the BoJ provide on inflation targets, however, we await further evidence before moving back to an overweight position in Japan versus Europe.

Fund Country Weights as a Percentage of Net Assets at December 31, 2002

[GRAPH OMITTED]
PLOT POINTS FOLLOW:

UK                                 24.3
Japan                              16.7
Netherlands                        11.8
Switzerland                        10.0
France                              7.4
Germany                             5.0
Italy                               4.8
Australia                           4.4
Finland                             4.0
Sweden                              3.5
Cash                                3.4
Spain                               2.1
Hong Kong                           2.0
Singapore                           0.6

PICTET FUNDS
PICTET GLOBAL WATER FUND
--------------------------------------------------------------------------------

                           PORTFOLIO MANAGER'S REPORT
     The fund lost 19.97% in value in 2002--slightly more than the MSCI World equity index which declined 19.89%. The main contributors to the negative performance were industrials (water equipment and waste management) which suffered from the downturn in economic activity worldwide. Water utilities proved its defensive qualities only partially. While UK water utilities fared very well, the internationally diversified water stocks like Suez or Aguas de Barcelona suffered from hefty asset writedowns of Latin American assets.

                       MARKET REVIEW & INVESTMENT OUTLOOK

     Investments in the water industry did not resist the negative market environment last year. Accounting fraud in major companies listed at the US stock exchange, the economic slowdown worldwide and the growing uncertainty surrounding the outcome of the crisis in Iraq have set a negative tone.

     Each of the water industry's main sub sectors, such as water equipment, water utilities and packaged water companies, performed differently in these difficult market conditions. The water equipment sector underperformed the world market index as these companies suffered from the downturn of their customer base which partly consists of companies in cyclical industries that use a lot of water like the paper industry or the semiconductor industry. Our main
investments   in  the  water  utility  sector  --  Vivendi   Environnement   and
Suez--underperformed as well. Suez had to write down its investments in Argentina while Vivendi Environnement was under pressure because of financial problems at its former majority shareholder Vivendi Universal. These losses were completely unrelated to the good performance of Vivendi Environnement's core activities in water and waste management. UK water utilities that have no international exposure proved to be very defensive and benefited from its high dividend yields. Other bright spots were to be found in sectors more related to the household spending like packaged water or selected filtration companies serving the housing market. Our investment in companies providing irrigation technologies proved to be profitable as well.

     The market currently discounts an overly pessimistic growth outlook, particularly with French utility companies Vivendi Environment and Suez. The fundamentals for the water industry remain underpinned by demand for water which is growing and a dire capacity shortage to provide clean water. Additionally, stricter regulations continue to accelerate the growth in alternative water treatment and distribution systems. Thus given that a global elite is firmly in place the industry consolidation will likely be global and remorseless.

Fund Country Weights as a Percentage of Net Assets at December 31, 2002

[GRAPH OMITTED]
PLOT POINTS FOLLOW:

US                                38.3
France                            18.7
UK                                18.6
Switzerland                        5.0
Spain                              5.0
Germany                            4.8
Canada                             3.0
Cash                               2.6
Japan                              2.2
Brazil                             1.1
Austria                            0.7

--------------------------------------------------------------------------------

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND

                    PORTFOLIO HIGHLIGHTS -- DECEMBER 31, 2002

                Hypothetical Illustration of $10,000 Invested in
                          Pictet Eastern European Fund
                                       vs.
         International Finance Corporation Global Eastern Europe Index+
                                        &
                          FTSE Eastern European Index++

                                 [GRAPH OMITTED]
                               PLOT POINTS FOLLOW:

                                           International
                                     Finance Corporation
                   Pictet Eastern         Global Eastern       FTSE Eastern
                    European Fund           Europe Index       Europe Index
4/98                       10,000                 10,000             10,000
12/98                       6,607                  3,977              5,052
12/99                       8,960                  6,686              6,672
12/00                       8,657                  5,563              5,889
12/01                      10,062                  6,579              6,034
3/02                       11,375                  8,220              6,722
6/02                       10,668                  8,913              6,386
9/02                        9,637                  8,042              5,927
12/02                      11,409                  8,597              6,536

+ The International Finance Corporation Global Eastern Europe Index is an index composed of approximately 152 stocks covering 6 markets.

++ The ING Barings Eastern Europe Index is an index composed of approximately 54 stocks covering 4 markets. As of January 1, 2002, the ING Barings Eastern Europe Index was renamed the FTSE Eastern European Index which is a market capitalization weighted index composed of approximately 73 stocks covering 5 markets.

Index information is available at month-end only, therefore, the closest month-end inception date of the Fund has been used.

NOTE: The performance shown represents past performance and is not a guarantee of future results. The Fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.


AVERAGE ANNUAL TOTAL RETURN*

   PICTET EASTERN EUROPEAN FUND (INSTITUTIONAL CLASS)                ACTUAL
   -------------------------------------------------                 --------
   Year Ended 12/31/02 .............................................  13.39%
   Inception (04/07/98) through 12/31/02 ...........................   2.82%

   PICTET EASTERN EUROPEAN FUND (RETAIL CLASS)
   ------------------------------------------
   Year Ended 12/31/02 .............................................  13.19%
   Inception (10/31/01) through 12/31/02 ...........................  27.63%

         *Assumes the reinvestment of all dividends and distributions.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND

                    PORTFOLIO HIGHLIGHTS -- DECEMBER 31, 2002

                Hypothetical Illustration of $10,000 Invested in
                       Pictet Global Emerging Markets Fund
                                       vs.
        Morgan Stanley Capital International Emerging Markets Free Index+
                                        &
               International Finance Corporation Global Composite
                               Index Total Return+

                                 [GRAPH OMITTED]
                               PLOT POINTS FOLLOW:

         Pictet Global    Morgan Stanley Capital   International Finance
              Emerging             International      Corporation Global
               Markets          Emerging Markets         Composite Index
                  Fund                Free Index            Total Return
10/95           10,000                    10,000                  10,000
12/95            9,528                     9,702                   9,702
12/96           10,321                    10,468                  10,468
12/97            9,156                     8,945                   8,945
12/98            7,029                     7,059                   7,059
12/99           11,499                    11,486                  11,486
12/00            7,246                     8,182                   8,182
12/01            7,197                     8,160                   8,159
3/02             8,356                     9,109                   9,109
6/02             7,928                     8,545                   8,545
9/02             6,424                     7,152                   7,276
12/02            7,240                     7,870                   7,698

+ The  International  Finance  Corporation  Global  Composite Index Total Return
  ("IFC Global Composite Index") includes securities of approximately 1,812 companies domiciled in 34 markets. The IFC Global Composite Index was used as the Fund's benchmark until June 30, 2002. As of July 1, 2002 the Fund uses the Morgan Stanley Capital International Emerging Markets Free Index ("MSCI Emerging Markets Free Index") as its benchmark. The MSCI Emerging Markets Free Index includes securities of approximately 680 companies domiciled in 26 markets. The Fund has selected the MSCI Emerging Markets Free Index because the Fund's investment adviser believes that the MSCI Emerging Markets Free Index provides a more accurate benchmark for comparing Fund performance.

Index information is available at month-end only; therefore, the closest month-end inception date of the Fund has been used.

NOTE: The performance shown represents past performance and is not a guarantee of future results. The Fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

AVERAGE ANNUAL TOTAL RETURN*

   PICTET GLOBAL EMERGING MARKETS FUND (INSTITUTIONAL CLASS)           ACTUAL
   --------------------------------------------------------            ------
   Year Ended 12/31/02 ...............................................  0.60%
   5 Years Ended 12/31/02 ............................................ (4.59)%
   Inception (10/04/95) through 12/31/02 ............................. (4.36)%

         *Assumes the reinvestment of all dividends and distributions.

PICTET FUNDS
PICTET INTERNATIONAL SMALL COMPANIES FUND

                    PORTFOLIO HIGHLIGHTS -- DECEMBER 31, 2002

                Hypothetical Illustration of $10,000 Invested in
                    Pictet International Small Companies Fund
                                       vs.
                HSBC World excluding U.S. Small Companies Index+

                                 [GRAPH OMITTED]
                               PLOT POINTS FOLLOW:

                        Pictet International             HSBC World excluding
                        Small Companies Fund       U.S. Small Companies Index
2/96                                  10,000                           10,000
12/96                                 10,285                           10,649
12/97                                  9,495                            9,284
12/98                                 10,003                            9,590
12/99                                 18,651                           12,814
12/00                                 19,874                           10,923
12/01                                 14,318                            9,082
3/02                                  14,688                            9,418
6/02                                  14,922                            9,717
9/02                                  12,331                            7,798
12/02                                 12,618                            8,305

+ The HSBC World excluding U.S. Small Companies Index is an index composed of approximately 1,200 smaller company stocks covering 21 markets.

Index information is available at month-end only, therefore, the closest month-end inception date of the Fund has been used.

NOTE: The performance shown represents past performance and is not a guarantee of future results. The Fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

AVERAGE ANNUAL TOTAL RETURN*

   PICTET INTERNATIONAL SMALL COMPANIES FUND (INSTITUTIONAL CLASS)      ACTUAL
   --------------------------------------------------------------       ------
   Year Ended 12/31/02 ................................................ (11.87)%
   5 Years Ended 12/31/02 .............................................   5.85%
   Inception (02/07/96) through 12/31/02 ..............................   3.43%

   PICTET INTERNATIONAL SMALL COMPANIES FUND (RETAIL CLASS)
   -------------------------------------------------------
   Inception (03/05/02) through 12/31/02 .............................. (11.09)%

         *Assumes the reinvestment of all dividends and distributions.

PICTET FUNDS
PICTET INTERNATIONAL EQUITY FUND

                    PORTFOLIO HIGHLIGHTS -- DECEMBER 31, 2002

                Hypothetical Illustration of $10,000 Invested in
                        Pictet International Equity Fund
                                       vs.
  Morgan Stanley Capital International Europe, Australasia and Far East Index+

                                 [GRAPH OMITTED]
                                PLOT POINTS FOLLOW:

          Pictet International           Morgan Stanley Capital International
                   Equity Fund         Europe, Australasia and Far East Index
8/00                    10,000                                         10,000
9/00                     9,410                                          9,454
12/00                    9,106                                          9,200
12/01                    7,190                                          7,217
3/02                     7,210                                          7,253
6/02                     7,109                                          7,100
9/02                     5,594                                          5,699
12/02                    5,996                                          6,066

+ The Morgan Stanley  Capital  International  Europe,  Australasia  and Far East
  Index is an index composed of approximately 1,023 stocks covering 21 markets.

Index information is available at month-end only, therefore, the closest month-end inception date of the Fund has been used.

NOTE: The performance shown represents past performance and is not a guarantee of future results. The Fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

AVERAGE ANNUAL TOTAL RETURN*

   PICTET INTERNATIONAL EQUITY FUND (INSTITUTIONAL CLASS)               ACTUAL
   -----------------------------------------------------                ------
   Year Ended 12/31/02 ................................................ (16.61)%
   Inception (8/15/00) through 12/31/02 ............................... (19.35)%

         *Assumes the reinvestment of all dividends and distributions.

PICTET FUNDS
PICTET GLOBAL WATER FUND

                    PORTFOLIO HIGHLIGHTS -- DECEMBER 31, 2002

                Hypothetical Illustration of $10,000 Invested in
                            Pictet Global Water Fund
                                       vs.
                Morgan Stanley Capital International World Index+

                                 [GRAPH OMITTED]
                               PLOT POINTS FOLLOW:

                  Pictet Global                 Morgan Stanley Capital
                     Water Fund              International World Index
12/01                    10,000                                 10,000
3/02                      9,580                                 10,034
6/02                      9,410                                  9,118
9/02                      7,540                                  7,443
12/02                     8,003                                  8,011

+ The Morgan Stanley Capital International World Index is an index composed of approximately 1,500 stocks covering 23 markets.

Index information is available at month-end only, therefore, the closest month-end inception date of the Fund has been used.

NOTE: The performance shown represents past performance and is not a guarantee of future results. The Fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.


AVERAGE ANNUAL TOTAL RETURN*

   PICTET GLOBAL WATER FUND (INSTITUTIONAL CLASS)                     ACTUAL
   ---------------------------------------------                      ------
   Inception through 12/31/02 ......................................  (19.97)%

   PICTET GLOBAL WATER FUND (RETAIL CLASS)
   --------------------------------------
   Inception through 12/31/02 ......................................  (20.23)%

         *Assumes the reinvestment of all dividends and distributions.

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND

   PORTFOLIO OF INVESTMENTS                                    DECEMBER 31, 2002

                                                                        VALUE
     SHARES                                                            (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS -- 98.8%
CROATIA - 1.1%
         2,950    Pliva d.d., GDR, Registered Shares                  $   42,333
                                                                      ----------
CZECH REPUBLIC - 11.1%
         2,000    Cesky Telecom AS+                                       16,270
        14,800    CEZ AS                                                  45,498
         2,300    Erste Bank der oesterreichischen Sparkassen AG         154,827
         3,400    Komercni Banka AS                                      234,882
                                                                      ----------
                                                                         451,477
                                                                      ----------
ESTONIA - 5.7%
         1,400    AS Eesti Telekom, GDR, Registered Shares                26,180
        12,200    Hansabank, Ltd.                                        204,577
                                                                      ----------
                                                                         230,757
                                                                      ----------
HUNGARY - 11.5%
         1,650    EGIS Rt.                                               102,015
         7,550    Magyar Tavkozlesi Rt., Sponsored ADR                   134,390
         4,500    MOL Magyar Olaj-es Gazipari Rt., Sponsored GDR         105,300
         6,350    OTP Bank Rt., GDR, Registered Shares                   124,777
                                                                      ----------
                                                                         466,482
                                                                      ----------
POLAND - 10.0%
         4,950    Bank Pekao SA                                          121,990
           500    Bank Przemyslowo-Handlowy PBK SA                        35,402
           577    Grupa Kety SA                                            7,644
        89,200    Mostostal-Export SA+                                    28,612
         1,000    Prokom Software SA, GDR+                                16,000
           850    Przedsiebiorstwo Farmaceutyczne JELFA SA                10,308
        54,600    Telekomunikacja Polska SA, GDR+                        182,910
                                                                      ----------
                                                                         402,866
                                                                      ----------
RUSSIA - 54.9%
        24,600    AO Mosenergo, Sponsored ADR                             77,490
         3,050    AO VimpelCom, Sponsored ADR+                            97,630
       149,850    Central Telecommunications Company                      41,059
         9,350    GMK Norilsk Nickel, ADR                                187,000
        42,200    Lenenergo                                               11,985
           600    Lukoil, GDR, Registered Shares+                         36,480
         3,970    Lukoil, Sponsored ADR                                  241,376
         1,500    Mobile Telesystems, Sponsored ADR                       55,710

                       SEE NOTES TO FINANCIAL STATEMENTS.
18

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND

   PORTFOLIO OF INVESTMENTS (CONTINUED)                        DECEMBER 31, 2002

                                                                        VALUE
     SHARES                                                            (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS -- (continued)
RUSSIA - (continued)
        10,800    Moscow City Telephone                               $   66,960
        22,500    OAO ANK Bashneft                                        58,725
        16,400    OAO Gazprom, Sponsored ADR, Registered Shares          193,520
        20,550    RAO Unified Energy Systems, GDR, Registered Shares     263,656
         5,800    Rostelecom, Sponsored ADR                               41,238
           860    Sberbank RF                                            165,550
     2,371,150    Sibirtelecom                                            62,835
        14,200    Sibneft, Sponsored ADR+                                315,950
         6,750    Slavneft-Megionneftegas                                 59,400
       811,250    Southern Telecommunications Company                     58,816
         4,250    Surgutneftegaz, Sponsored ADR                           67,575
           650    Tatneft, Sponsored ADR                                   9,835
         4,100    United Heavy Machinery Uralmash-Izhora Group+           23,985
        43,850    VolgaTelecom                                            54,813
         1,500    Wimm-Bill-Dann Foods OJSC, ADR+                         26,925
                                                                      ----------
                                                                       2,218,513
                                                                      ----------
TURKEY - 4.5%
     1,401,150    Anadolu Efes Biracilik ve Malt Sanayii AS+              19,625
     5,368,008    Enka Insaat Ve Sanayi AS+                              132,583
    36,887,250    Yapi ve Kredi Bankasi AS+                               30,554
                                                                      ----------
                                                                         182,762
                                                                      ----------
TOTAL COMMON STOCKS (COST $3,994,962*)                     98.8%       3,995,190
OTHER ASSETS AND LIABILITIES (NET)                          1.2%          48,649

--------------------------------------------------------------------------------
NET ASSETS                                                100.0%     $ 4,043,839
--------------------------------------------------------------------------------

  *     The aggregate cost for Federal tax purposes is $4,028,634.
  +     Non-income producing security.

Abbreviations:
  ADR   American Depositary Receipt
  GDR   Global Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND

   PORTFOLIO OF INVESTMENTS (CONTINUED)                        DECEMBER 31, 2002

AT DECEMBER 31, 2002, SECTOR DIVERSIFICATION OF THE FUND WAS AS FOLLOWS (UNAUDITED):
                                                        % OF NET        VALUE
INDUSTRY DIVERSIFICATION                                 ASSETS       (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
Energy                                                   26.9%      $ 1,088,161
Banks                                                    26.5         1,072,559
Telecommunications Services                              20.7           838,811
Utilities                                                 9.9           398,629
Materials                                                 4.8           194,644
Capital Goods                                             4.6           185,180
Pharmaceuticals & Biotech                                 3.8           154,656
Food, Beverage & Tobacco                                  1.2            46,550
Software & Services                                       0.4            16,000
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                      98.8         3,995,190
OTHER ASSETS AND LIABILITIES (NET)                        1.2            48,649
--------------------------------------------------------------------------------
NET ASSETS                                              100.0%      $ 4,043,839
--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND

   PORTFOLIO OF INVESTMENTS                                    DECEMBER 31, 2002

                                                                        VALUE
     SHARES                                                            (NOTE 1)
--------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS -- 98.8%
ARGENTINA - 1.1%
        70,608    Perez Companc SA, Sponsered ADR+                  $    443,418
        15,393    Tenaris SA, ADR+                                       295,854
                                                                    ------------
                                                                         739,272
                                                                    ------------
BRAZIL - 8.8%
    12,542,900    Banco Itau SA, Preference No Par                       607,652
        27,957    Brasil Telecom Participacoes SA, ADR                   705,914
    23,390,000    Centrais Eletricas Brasileiras SA, Class B,
                    Preference No Par                                    154,875
        23,900    Cia Siderurgica Nacional SA, Sponsored ADR             342,726
        34,000    Cia Vale do Rio Doce                                   988,295
        11,100    Cia Vale do Rio Doce, Class A, Preference No Par       306,062
        59,900    Cia Vale do Rio Doce, Class B, Preference ##+              169
        45,100    Companhia de Bebidas das Americas, ADR,
                    Preference No Par 1.63%                              701,756
     7,607,000    Companhia de Saneamento Basico do Estado
                    de Sao Paulo                                         197,694
        95,000    Companhia Paranaense de Energia-Copel,
                    Sponsored ADR,
                    Preference No Par 5.23%                              266,950
        64,400    Petroleo Brasileiro SA, ADR                            862,960
        20,400    Petroleo Brasileiro SA, Preference No Par 2.75%        267,387
    41,000,000    Telemar Norte Leste SA, Class A, Preference
                    No Par                                               521,181
        13,100    Telesp Celular Participacoes SA, ADR+                   39,955
                                                                    ------------
                                                                       5,963,576
                                                                    ------------
CHINA - 5.9%
     2,432,000    Aluminum Corporation of China, Ltd.                    352,402
     3,263,000    China Petroleum and Chemical Corporation
                    (Sinopec), Class H                                   548,132
     1,768,000    China Shipping Development Company, Ltd., Class H      369,544
     1,694,000    China Telecom Corporation, Ltd.+                       297,598
     1,208,000    China Unicom, Ltd.+                                    820,993
       716,000    Cosco Pacific, Ltd.                                    587,610
       930,000    PetroChina Company, Ltd., Class H                      184,846
     1,500,000    Sinopec Beijing Yanhua Petrochemical
                    Company, Ltd., Class H+                              180,807
     2,544,000    Sinopec Shanghai Petrochemical Company, Ltd.+          384,942
     2,208,000    Sinopec Yizheng Chemical Fibre Company,
                    Ltd., Class H                                        288,799
                                                                    ------------
                                                                       4,015,673
                                                                    ------------
CROATIA - 0.8%
        38,000    Pliva d.d., GDR, Registered Shares                     545,300
                                                                    ------------
CZECH REPUBLIC - 0.7%
        19,230    Komercni Banka AS, GDR                                 441,136
                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND

   PORTFOLIO OF INVESTMENTS (CONTINUED)                        DECEMBER 31, 2002

                                                                        VALUE
     SHARES                                                            (NOTE 1)
--------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS -- (continued)
EGYPT - 0.8%
        40,700    Commercial International Bank                     $    239,627
        45,800    Egyptian Company for Mobile Services                   306,749
                                                                    ------------
                                                                         546,376
                                                                    ------------
HUNGARY - 2.8%
         8,500    Gedeon Richter Rt., Sponsored GDR                      556,750
        23,000    Magyar Tavkozlesi Rt., Sponsored ADR                   409,400
        19,400    MOL Magyar Olaj-es Gazipari Rt.,
                    Sponsored GDR                                        453,960
        23,500    OTP Bank Rt., Sponsored GDR,
                    Registered Shares                                    461,775
                                                                    ------------
                                                                       1,881,885
                                                                    ------------
INDIA - 7.0%
        15,900    HDFC Bank, Ltd., ADR                                   214,014
        60,200    Hindalco Industries, Ltd., GDR,
                    Registered Shares@                                   745,276
        30,100    ITC, Ltd., GDR                                         424,410
        78,000    Mahanagar Telephone Nigam, Ltd., ADR                   308,100
        38,400    Reliance Industries, Ltd., Sponsored GDR@              475,200
       120,000    State Bank of India, GDR                             1,620,000
       273,000    Tata Engineering and Locomotive
                    Company, Ltd.,
                    Sponsored GDR+                                       917,280
                                                                    ------------
                                                                       4,704,280
                                                                    ------------
INDONESIA - 3.9%
     2,331,000    PT Astra International Tbk+                            820,407
       324,000    PT Gudang Garam Tbk                                    300,469
     6,405,000    PT Indofood Sukses Makmur Tbk                          429,385
     2,190,500    PT Lippo Bank Tbk+                                      63,635
        55,500    PT Ramayana Lestari Sentosa Tbk                         15,658
       114,600    PT Telekomunikasi Indonesia,
                    Sponsored ADR                                        972,954
                                                                    ------------
                                                                       2,602,508
                                                                    ------------
ISRAEL - 0.8%
        39,700    Check Point Software Technologies, Ltd.+               514,909
                                                                    ------------
MALAYSIA - 2.4%
       420,000    Celcom (Malaysia) Berhad+                              269,685
       397,000    Malayan Cement Berhad                                   80,445
        58,000    Malaysian Pacific Industries Berhad                    212,159
       536,750    Public Bank Berhad (F)                                 367,252
       599,000    RHB Capital Berhad                                     226,990
       192,000    Sime Darby Berhad                                      250,612
       152,000    Star Publications (Malaysia) Berhad                    240,001
                                                                    ------------
                                                                       1,647,144
                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND

   PORTFOLIO OF INVESTMENTS (CONTINUED)                        DECEMBER 31, 2002

                                                                        VALUE
     SHARES                                                            (NOTE 1)
--------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS -- (continued)
MEXICO - 4.0%
        36,200    America Movil SA de CV, Series L, ADR             $    519,832
        10,100    Cemex SA de CV, Sponsored ADR,
                    Participating Certificate                            217,251
         7,700    Coca-Cola Femsa SA de CV, Sponsored ADR                137,830
        91,340    Grupo Elektra SA de CV, CPO                            224,333
         6,300    Grupo Televisa SA, Sponsored ADR+                      175,959
        33,340    Telefonos de Mexico SA de CV,
                    Sponsored ADR,
                    Series L                                           1,066,213
       156,100    Wal-Mart de Mexico SA de CV, Series V                  355,041
                                                                    ------------
                                                                       2,696,459
                                                                    ------------
PHILIPPINES - 1.1%
       615,000    ABS-CBN Broadcasting Corporation, PDR+                 187,193
     5,834,000    Ayala Land, Inc.                                       497,209
       117,100    Manila Electric Company, Class B+                       19,302
        14,000    Philippine Long Distance Telephone Company+             70,803
                                                                    ------------
                                                                         774,507
                                                                    ------------
POLAND - 1.2%
       250,000    Telekomunikacja Polska SA, GDR+                        837,500
                                                                    ------------
RUSSIA - 3.5%
         3,600    Lukoil, Sponsored ADR                                  218,880
        63,500    OAO Gazprom, Sponsored ADR,
                    Registered Shares                                    749,300
        30,900    RAO Unified Energy Systems, GDR,
                    Registered Shares                                    396,447
        61,000    Surgutneftegaz, Sponsored ADR                          969,900
                                                                    ------------
                                                                       2,334,527
                                                                    ------------
SLOVAKIA - 0.0%#
         2,700    Chirana Prema AS ##+                                         0
                                                                    ------------
SOUTH AFRICA - 12.0%
        85,600    Anglo American Plc                                   1,261,974
       110,000    Barloworld, Ltd.                                       779,440
        38,500    Harmony Gold Mining Company, Ltd.                      659,575
         6,500    Impala Platinum Holdings, Ltd.                         412,854
       245,541    Iscor, Ltd.                                            608,092
        83,300    Kumba Resources, Ltd.+                                 315,997
       345,000    MTN Group, Ltd.+                                       492,540
        55,800    Nedcor, Ltd.                                           722,494
       921,000    Sanlam, Ltd.                                           815,754
        24,000    Sappi, Ltd.                                            320,260
        38,100    Sasol, Ltd.                                            466,230
       346,600    Standard Bank Group, Ltd.                            1,217,873
                                                                    ------------
                                                                       8,073,083
                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND

   PORTFOLIO OF INVESTMENTS (CONTINUED)                        DECEMBER 31, 2002

                                                                        VALUE
     SHARES                                                            (NOTE 1)
--------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS -- (continued)
SOUTH KOREA - 19.3%
        23,000    Daishin Securities Company, Ltd.                  $    277,307
        38,200    Hana Bank+                                             524,986
       127,000    Hanaro Telecom, Inc.+                                  351,216
       145,720    Hyundai Development Company+                           860,031
        20,220    Hyundai Motor Company, Ltd.+                           473,087
        89,200    Kia Motors Corporation+                                661,827
        46,620    Kookmin Bank+                                        1,650,892
        20,100    Korea Electric Power Corporation+                      309,283
        26,700    LG Chem, Ltd.+                                         913,975
         9,200    LG Electronics, Inc.+                                  320,358
         4,820    Posco                                                  479,541
        37,000    Posco, ADR                                             915,010
        87,220    Samsung Corporation+                                   470,645
        10,680    Samsung Electronics Company, Ltd.                    2,827,469
         7,230    Samsung Fire & Marine Insurance
                    Company, Ltd.                                        395,012
         7,400    Samsung Securities Company, Ltd.+                      178,753
         3,350    Shinsegae Company, Ltd.+                               422,263
        53,210    SK Corporation+                                        587,708
        19,500    SK Telecom Company, Ltd., ADR                          416,325
                                                                    ------------
                                                                      13,035,688
                                                                    ------------
TAIWAN - 13.6%
        42,115    Accton Technology Corporation+                          42,999
       320,750    Asustek Computer, Inc.                                 562,711
       741,742    China Steel Corporation                                413,850
       463,100    D-Link Corporation                                     386,244
     1,585,170    Evergreen Marine Corporation                           984,733
       986,000    Far Eastern Textile, Ltd.                              334,617
       894,000    First Commercial Bank                                  591,363
        31,430    Formosa Plastic Corporation                             41,219
       544,772    Fubon Financial Holding Company, Ltd.                  432,427
       162,150    Hon Hai Precision Industry Company, Ltd.               559,612
        74,510    Mega Financial Holdings Company, Ltd.+                  36,001
        33,316    Nan Ya Plastics Corporation                             28,745
       682,000    Pro Mos Technologies, Inc.+                            188,297
       342,800    Quanta Computer, Inc.                                  561,959
       420,000    Siliconware Precision Industries Company+              204,138
       941,129    SinoPac Holdings Company+                              393,823
       433,738    Taiwan Cellular Corporation                            361,755
     1,200,320    Taiwan Semiconductor Manufacturing
                    Company, Ltd.+                                     1,470,603
        57,200    Taiwan Semiconductor Manufacturing
                    Company, Ltd.,
                    Sponsored ADR+                                       403,260
       723,177    United Microelectronics Corporation+                   438,850
       940,000    Winbond Electronics Corporation+                       405,516
       743,928    Yuanta Core Pacific Securities Company                 357,303
                                                                    ------------
                                                                       9,200,025
                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND

   PORTFOLIO OF INVESTMENTS (CONTINUED)                        DECEMBER 31, 2002

                                                                        VALUE
     SHARES                                                            (NOTE 1)
--------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS -- (continued)
THAILAND - 6.1%
       680,000    Bangkok Bank Public Company, Ltd. (F)+            $    946,601
        76,000    BEC World Public Company, Ltd. (F)                     359,708
       448,000    Land and Houses Public Company, Ltd. (F)               836,721
     1,110,200    National Finance Public Company, Ltd. (F)+             381,215
       349,400    PTT Public Company, Ltd. (F)                           342,496
     1,316,000    Shin Corporation Public Company, Ltd. (F)+             311,432
     1,372,300    Thai Farmers Bank Public Company, Ltd. (F)+            955,162
                                                                    ------------
                                                                       4,133,335
                                                                    ------------
TURKEY - 2.5%
   134,630,412    Akbank TAS+                                            446,064
    69,464,000    Eregli Demir ve Celik Fabrikalari TAS+                 700,917
    37,333,332    Koc Holding AS+                                        387,952
   143,988,355    Turkiye Garanti Bankasi AS+                            186,491
                                                                    ------------
                                                                       1,721,424
                                                                    ------------
VENEZUELA - 0.5%
        24,500    Compania Anonima Nacional Telefonos
                    de Venezuela, ADR                                   308,700
                                                                    ------------
TOTAL COMMON AND PREFERRED STOCKS (COST $70,332,348)                  66,717,307
                                                                    ------------
RIGHTS AND WARRANTS -- 0.0%# (COST $0)
THAILAND - 0.0%#
       245,684    TelecomAsia, expiration 3/31/2008##                          0
                                                                    ------------
TOTAL INVESTMENTS (COST $70,332,348*)                     98.8%       66,717,307
OTHER ASSETS AND LIABILITIES (NET)                         1.2%          788,240
--------------------------------------------------------------------------------
NET ASSETS                                               100.0%     $ 67,505,547
--------------------------------------------------------------------------------
  *     The aggregate cost for Federal tax purposes is $71,021,067.
  +     Non-income producing security.
  #     Amount represents less than 0.1%.
  ## The valuation of this security has been determined by procedures established by the Pricing Committee of the Board of Trustees.
  @ Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, these securities amount to $1,220,476 or 1.81% of total net assets.

Abbreviations:
  ADR   American Depositary Receipt
  CPO   Ordinary Participation Certificates
  GDR   Global Depositary Receipt
  PDR   Philippine Depositary Receipt
  (F)   Foreign Shares

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND

    PORTFOLIO OF INVESTMENTS (CONTINUED)                       DECEMBER 31, 2002

AT DECEMBER 31, 2002, SECTOR DIVERSIFICATION OF THE FUND WAS AS FOLLOWS (UNAUDITED):
                                                   % OF NET           VALUE
INDUSTRY DIVERSIFICATION                            ASSETS          (NOTE 1)
--------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS:
Banks                                               17.1%        $ 11,520,008
Materials                                           16.9           11,425,413
Telecommunications Services                         13.9            9,388,845
Technology Hardware & Equipment                     12.2            8,263,817
Energy                                               8.8            5,956,623
Automobile & Components                              4.3            2,872,601
Diversified Financials                               4.2            2,852,198
Capital Goods                                        3.5            2,360,728
Food, Beverage & Tobacco                             3.0            1,993,850
Transportation                                       2.9            1,941,887
Consumer Durables & Apparel                          2.2            1,491,696
Utilities                                            2.0            1,344,551
Insurance                                            1.8            1,210,766
Pharmaceuticals & Biotech                            1.6            1,102,050
Retailing                                            1.5            1,017,295
Media                                                1.4              962,861
Software & Services                                  0.8              514,909
Real Estate                                          0.7              497,209
--------------------------------------------------------------------------------
TOTAL COMMON AND PREFERRED STOCKS                   98.8           66,717,307
RIGHTS AND WARRANTS                                  0.0#                   0
--------------------------------------------------------------------------------
TOTAL INVESTMENTS                                   98.8%          66,717,307
OTHER ASSETS AND LIABILITIES (NET)                   1.2              788,240
--------------------------------------------------------------------------------
NET ASSETS                                         100.0%        $ 67,505,547
--------------------------------------------------------------------------------
  # Amount represents less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL SMALL COMPANIES FUND

   PORTFOLIO OF INVESTMENTS                                    DECEMBER 31, 2002

                                                                        VALUE
     SHARES                                                            (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS -- 95.1%
AUSTRALIA - 4.6%
        80,000    Aristocrat Leisure, Ltd.                         $    210,825
        37,800    BRL Hardy, Ltd.                                       150,060
       375,000    MIM Holdings, Ltd.                                    318,856
        10,000    Perpetual Trustees Australia, Ltd.                    181,769
       300,000    Smorgon Steel Group, Ltd.                             177,377
                                                                   ------------
                                                                      1,038,887
                                                                   ------------
BELGIUM - 3.0%
        14,000    Mobistar SA+                                          333,337
         5,100    Omega Pharma SA                                       146,208
         4,440    Umicore                                               191,630
                                                                   ------------
                                                                        671,175
                                                                   ------------
DENMARK - 2.2%
         8,335    De Sammensluttede Vognmaend A/S                       202,536
         5,848    Radiometer A/S, B Shares                              304,861
                                                                   ------------
                                                                        507,397
                                                                   ------------
FINLAND - 1.5%
        14,000    Lassila & Tikanoja Plc                                227,709
        12,375    Outokumpu Oyj                                         107,782
                                                                   ------------
                                                                        335,491
                                                                   ------------
FRANCE - 12.8%
        28,000    Alten+                                                205,673
         3,000    Bacou-Dalloz+                                         270,733
         4,100    Foncia Groupe                                         240,716
        46,300    Havas SA                                              179,764
         1,300    Imerys SA                                             164,245
         4,500    Ipsos                                                 266,561
        14,883    Linedata Services                                     216,302
         9,135    NRJ Group                                             138,994
         5,756    Penauille Polyservices+                                31,529
         3,800    Pierre & Vacances                                     259,987
         8,055    Remy Cointreau SA                                     251,040
         3,300    Sagem SA, New Shares                                  223,354
         2,300    SEB SA                                                204,183
        12,600    SR Teleperformance                                    239,315
                                                                   ------------
                                                                      2,892,396
                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL SMALL COMPANIES FUND

   PORTFOLIO OF INVESTMENTS (CONTINUED)                        DECEMBER 31, 2002

                                                                        VALUE
     SHARES                                                            (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS -- (continued)
GERMANY - 1.9%
         5,500    Medion AG                                        $    194,786
         3,400    Puma AG Rudolf Dassler Sport                          232,013
                                                                   ------------
                                                                        426,799
                                                                   ------------
GREECE - 1.0%
        35,600    Aktor SA Technical Company                            215,176
                                                                   ------------
HONG KONG - 8.5%
       400,000    China Insurance International Holdings
                    Company, Ltd.                                       203,889
       600,000    Fountain Set Holdings, Ltd.                           330,839
       764,000    Harbin Brewery Group, Ltd.+                           203,286
     1,500,000    Lerado Group Holding Company, Ltd.                    242,358
       932,000    Linmark Group, Ltd.                                   209,146
       513,000    Star Cruises, Ltd.+                                   144,723
       900,000    Tingyi (Cayman Islands) Holding Corporation           233,703
       610,000    TPV Technology, Ltd.                                  193,598
        52,000    Wing Hang Bank, Ltd.                                  166,368
                                                                   ------------
                                                                      1,927,910
                                                                   ------------
IRELAND - 1.7%
        53,000    Anglo Irish Bank Corporation Plc                      377,074
                                                                   ------------
ITALY - 6.3%
       450,000    Beni Stabili SpA                                      202,105
       308,840    C.I.R. SpA                                            307,877
       200,000    Cassa di Risparmio di Firenze SpA                     245,548
       106,700    Cementir SpA                                          274,316
        40,500    Credito Emiliano SpA                                  222,693
        12,900    Industria Macchine Automatiche SpA                    161,763
           870    Merloni Elettrodomestici SpA                            9,148
                                                                   ------------
                                                                      1,423,450
                                                                   ------------
JAPAN - 13.1%
         6,000    Arrk Corporation                                      222,446
         5,100    Belluna Company, Ltd.                                 177,477
         9,200    Daiichikosho Company, Ltd.                            213,953
       120,000    Dainippon Ink and Chemicals, Inc.+                    192,113
         9,500    Goldcrest Company, Ltd.                               210,123
            75    Goodwill Group, Inc.                                  236,981
         8,200    Gulliver International Company, Ltd.                  194,843
        10,000    Nissin Healthcare Food Service Company, Ltd.          182,002
         6,700    Plenus Company, Ltd.                                  234,285
         4,000    Shimamura Company, Ltd.                               254,802

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL SMALL COMPANIES FUND

   PORTFOLIO OF INVESTMENTS (CONTINUED)                        DECEMBER 31, 2002

                                                                        VALUE
     SHARES                                                            (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS -- (continued)
JAPAN - (continued)
        80,000    Tsubakimoto Chain Company                        $    189,417
        33,000    Uniden Corporation                                    212,158
        20,000    Ushio, Inc.                                           219,076
            54    Works Applications Company, Ltd.+                     204,752
                                                                   ------------
                                                                      2,944,428
                                                                   ------------
NETHERLANDS - 2.3%
         4,500    Fugro NV                                              203,663
        22,000    Teleplan International NV+                            154,443
         8,000    Van der Moolen Holding NV                             172,094
                                                                   ------------
                                                                        530,200
                                                                   ------------
NEW ZEALAND - 0.3%
        20,600    Auckland International Airport, Ltd.                   59,801
                                                                   ------------
NORWAY - 1.8%
         8,000    Gjensidige NOR ASA                                    262,134
        23,800    Tomra Systems ASA                                     154,939
                                                                   ------------
                                                                        417,073
                                                                   ------------
SINGAPORE - 2.5%
       301,000    People's Food Holdings, Ltd.                          128,417
       220,000    SIA Engineering Company, Ltd.                         200,402
        30,000    Venture Corporation, Ltd.                             240,413
                                                                   ------------
                                                                        569,232
                                                                   ------------
SOUTH KOREA - 0.8%
         1,900    Kumgang Korea Chemical Company, Ltd.                  187,429
                                                                   ------------
SPAIN - 1.5%
         5,500    Acerinox SA                                           201,942
        20,000    Indra Sistemas SA                                     135,996
                                                                   ------------
                                                                        337,938
                                                                   ------------
SWEDEN - 5.0%
        20,000    D. Carnegie & Company AB                              128,538
        33,000    Eniro AB                                              208,300
        40,000    Europolitan Vodafone AB+                              188,216
        10,900    Getinge AB, Class B                                   222,669
         9,100    Munters AB                                            201,564
        15,327    Saab AB, Class B                                      168,866
                                                                   ------------
                                                                      1,118,153
                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL SMALL COMPANIES FUND

   PORTFOLIO OF INVESTMENTS (CONTINUED)                        DECEMBER 31, 2002

                                                                        VALUE
     SHARES                                                            (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS -- (continued)
SWITZERLAND - 4.2%
         7,000    Logitech International SA, Registered Shares+    $    208,832
        11,500    Micronas Semiconductor Holding AG,
                    Registered Shares+                                  202,106
         2,500    Siegfried Holding AG, Registered Shares+              278,443
         3,100    Straumann AG, Registered Shares                       255,589
                                                                   ------------
                                                                        944,970
                                                                   ------------
UNITED KINGDOM - 20.1%
        50,000    Cattles Plc                                           232,231
        14,000    Close Brothers Group Plc                              125,316
        37,000    Computacenter Plc                                     166,787
        62,000    Croda International Plc                               242,550
        32,340    Dairy Crest Group Plc                                 178,061
       106,000    Future Network Plc+                                    95,565
        34,600    Galen Holdings Plc                                    275,730
        64,000    Game Group Plc                                         37,092
        23,800    Geest Plc                                             167,249
        53,000    HIT Entertainment Plc                                 181,317
        57,300    JJB Sports Plc                                        131,454
        38,000    Johnston Press Plc                                    225,437
        21,500    Luminar Plc                                           135,511
        55,000    McAlpine (Alfred) Group Plc                           213,837
        63,000    Misys Plc                                             178,508
       134,633    Mitie Group Plc                                       188,571
        32,000    National Express Group Plc                            207,100
        23,100    Nestor Healthcare Group Plc                            80,328
        52,000    Rank Group Plc                                        223,102
        13,500    Rotork Plc                                             63,789
        67,200    Securicor Plc                                          91,688
        93,000    Serco Group Plc                                       229,075
        31,000    Stanley Leisure Plc                                   195,388
        90,000    Taylor Nelson Sofres Plc                              220,237
        15,500    Travis Perkins Plc                                    250,785
        78,000    Wood Group (John) Plc                                 201,859
                                                                   ------------
                                                                      4,538,567
                                                                   ------------
TOTAL COMMON STOCKS (COST $21,789,601*)               95.1%          21,463,546
OTHER ASSETS AND LIABILITIES (NET)                     4.9%           1,098,014
-------------------------------------------------------------------------------
NET ASSETS                                           100.0%        $ 22,561,560
-------------------------------------------------------------------------------
  *     The aggregate cost for Federal tax purposes is $21,930,849.
  +     Non-income producing security.


                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL SMALL COMPANIES FUND

   PORTFOLIO OF INVESTMENTS (CONTINUED)                        DECEMBER 31, 2002

--------------------------------------------------------------------------------
AT DECEMBER 31, 2002, SECTOR DIVERSIFICATION OF THE FUND WAS AS FOLLOWS (UNAUDITED):
                                                      % OF NET       VALUE
INDUSTRY DIVERSIFICATION                               ASSETS      (NOTE 1)
-------------------------------------------------------------------------------
COMMON STOCKS:
Capital Goods                                          10.2%    $  2,295,891
Materials                                               9.5        2,149,254
Media                                                   7.8        1,755,490
Hotel Restaurants & Leisure                             7.0        1,585,823
Commercial Services & Supplies                          6.6        1,487,372
Software & Services                                     6.5        1,476,414
Retailing                                               6.5        1,450,385
Banks                                                   5.6        1,273,817
Food, Beverage & Tobacco                                4.8        1,078,113
Technology Hardware & Equipment                         4.7        1,068,303
Consumer Durables & Apparel                             4.5        1,018,541
Health Care Equipment & Services                        4.1          929,327
Diversified Financials                                  3.7          839,948
Transportation                                          3.4          761,527
Real Estate                                             3.0          652,944
Telecommunications Services                             2.3          521,553
Energy                                                  1.8          405,522
Pharmaceuticals & Biotech                               1.2          275,730
Food & Drug Retailing                                   1.0          233,703
Insurance                                               0.9          203,889
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                    95.1       21,463,546
OTHER ASSETS AND LIABILITIES (NET)                      4.9        1,098,014
--------------------------------------------------------------------------------
NET ASSETS                                            100.0%    $ 22,561,560
--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL EQUITY FUND

   PORTFOLIO OF INVESTMENTS                                    DECEMBER 31, 2002

                                                                  VALUE
     SHARES                                                      (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS -- 96.6%
AUSTRALIA - 4.4%
        80,600    Lihir Gold, Ltd.+                           $    65,356
        68,000    M.I.M. Holdings, Ltd.                            57,819
        18,900    Macquarie Infrastructure Group                   34,056
         5,468    News Corporation, Ltd.                           35,347
        16,400    Qantas Airways, Ltd.                             35,370
         5,700    Westpac Banking Corporation                      44,133
                                                               ----------
                                                                  272,081
                                                               ----------
FINLAND - 4.0%
        11,205    Nokia Oyj                                       178,133
         2,150    UPM-Kymmene Oyj                                  69,037
                                                               ----------
                                                                  247,170
                                                               ----------
FRANCE - 7.4%
         1,340    Lafarge SA                                      100,960
         4,600    Publicis Groupe SA                               97,506
         1,535    Total Fina Elf SA                               219,224
         2,650    Vivendi Universal SA                             42,796
                                                               ----------
                                                                  460,486
                                                               ----------
GERMANY - 5.0%
         3,160    Bayer AG                                         67,811
         2,950    Bayerische Motoren Werke AG                      89,524
         3,310    E.On AG                                         133,551
         2,820    Infineon Technologies AG+                        20,685
                                                               ----------
                                                                  311,571
                                                               ----------
HONG KONG - 2.0%
        14,500    ASM Pacific Technology, Ltd.                     27,890
        16,000    China Unicom, Ltd.+                              10,874
        10,000    Henderson Land Development Company, Ltd.         30,006
         4,000    Hutchinson Whampoa, Ltd.                         25,031
        20,000    New World Development Company, Ltd.              10,002
        78,000    QPL International Holdings, Ltd.+                17,004
                                                               ----------
                                                                  120,807
                                                               ----------
ITALY - 4.8%
        20,300    Saipem SpA                                      135,693
        39,800    UniCredito Italiano SpA                         159,121
                                                               ----------
                                                                  294,814
                                                               ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL EQUITY FUND

   PORTFOLIO OF INVESTMENTS (CONTINUED)                        DECEMBER 31, 2002

                                                                  VALUE
     SHARES                                                      (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS -- (continued)
JAPAN - 16.7%
           700    Advantest Corporation                       $    31,378
           600    Bandai Company, Ltd.                             20,677
         7,000    Bank of Fukuoka, Ltd.                            28,075
         2,700    Banyu Pharmaceutical Company, Ltd.               25,344
         1,000    Canon, Inc.                                      37,664
         6,000    Daiwa Securities Group, Inc.                     26,643
         3,300    Fuji Oil Company, Ltd.                           29,474
         1,000    Fuji Photo Film Company, Ltd.                    32,609
         2,700    Hitachi Chemical Company, Ltd.                   23,205
         2,600    Hosiden Corporation                              20,308
         2,000    JFE Holdings, Inc.+                              24,284
         2,800    Keihin Corporation                               27,014
         3,000    Matsushita Electric Industrial Company, Ltd.     29,575
        14,000    Mitsubishi Chemical Corporation+                 27,958
             6    Mitsubishi Tokyo Financial Group, Inc.           32,609
         6,000    Mitsui & Company, Ltd.                           28,008
         8,000    Mitsui Sumitomo Insurance Company, Ltd.          36,805
           300    Nintendo Company, Ltd.                           28,033
         2,000    Nippon Electric Glass Company, Ltd.              20,138
             5    Nippon Unipac Holding                            21,697
         6,000    Nippon Yusen Kabushiki Kaisha                    20,222
         3,300    Nissan Motor Company, Ltd.                       25,748
            22    NTT DoCoMo, Inc.                                 40,597
           500    Promise Company, Ltd.                            17,821
         2,000    Ricoh Company, Ltd.                              32,811
         7,000    Sumitomo Corporation                             30,081
         5,000    Sumitomo Realty & Development Company, Ltd.      20,349
           800    Takeda Chemical Industries, Ltd.                 33,434
         3,000    Takuma Company, Ltd.                             16,178
         2,000    Tenma Corporation                                16,346
         2,000    Tokyo Broadcasting System, Inc.                  25,143
         1,900    Tokyo Electric Power Company, Inc.               36,101
         9,000    Tokyo Gas Company, Ltd.                          28,210
         2,000    Tostem Inax Holding Corporation                  30,334
         2,000    Toyota Motor Corporation                         53,758
         3,000    Uny Company, Ltd.                                29,348
        10,000    Yokohama Rubber Company, Ltd.                    25,784
                                                               ----------
                                                                1,033,763
                                                               ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL EQUITY FUND

   PORTFOLIO OF INVESTMENTS (CONTINUED)                        DECEMBER 31, 2002

                                                                  VALUE
     SHARES                                                      (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS -- (continued)
NETHERLANDS - 11.8%
         9,300    Aegon NV                                    $   119,645
         7,846    ING Groep NV                                    132,884
         5,470    Koninklijke (Royal) Philips Electronics NV       95,857
         6,816    Royal Dutch Petroleum Company                   300,042
         5,310    TPG NV                                           86,089
                                                               ----------
                                                                  734,517
                                                               ----------
SINGAPORE - 0.6%
         2,000    DBS Group Holdings, Ltd.                         12,684
        44,000    Keppel Land, Ltd.                                24,606
                                                               ----------
                                                                   37,290
                                                               ----------
SPAIN - 2.1%
         4,110    Actividades de Construccion y Servicios SA      132,188
                                                               ----------
SWEDEN - 3.5%
         4,460    SKF AB, B Shares                                115,679
         6,320    Volvo AB, B Shares                              102,996
                                                               ----------
                                                                  218,675
                                                               ----------
SWITZERLAND - 10.0%
           945    Nestle SA, Registered Shares                    200,251
         5,900    Novartis AG, Registered Shares                  215,272
         2,900    Roche Holding AG-Genussshein                    202,081
                                                               ----------
                                                                  617,604
                                                               ----------
UNITED KINGDOM - 24.3%
        48,150    BT Group Plc                                    151,159
        47,600    Centrica Plc                                    131,041
        13,100    Diageo Plc                                      142,357
         7,300    GlaxoSmithKline Plc                             140,089
        22,370    HSBC Holdings Plc                               247,235
         7,360    Reckitt Benckiser Plc                           142,780
         8,300    Royal Bank of Scotland Group Plc                198,831
        35,930    Tesco Plc                                       112,218
       134,320    Vodafone Group Plc                              244,896
                                                               ----------
                                                                1,510,606
                                                               ----------
TOTAL COMMON STOCKS (COST $6,809,421*)                96.6%     5,991,572
OTHER ASSETS AND LIABILITIES (NET)                     3.4%       213,382
--------------------------------------------------------------------------------
NET ASSETS                                           100.0%   $ 6,204,954
--------------------------------------------------------------------------------
  *     The aggregate cost for Federal tax purposes is $6,938,560.
  +     Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL EQUITY FUND

   PORTFOLIO OF INVESTMENTS (CONTINUED)                        DECEMBER 31, 2002
--------------------------------------------------------------------------------

AT DECEMBER 31, 2002, SECTOR DIVERSIFICATION OF THE FUND WAS AS FOLLOWS (UNAUDITED):
                                                       % OF NET         VALUE
INDUSTRY DIVERSIFICATION                                ASSETS        (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
Banks                                                   11.6%        $  722,688
Energy                                                  10.6            654,959
Pharmaceuticals & Biotech                               10.0            616,220
Capital Goods                                            7.7            480,495
Telecommunications Services                              7.2            447,526
Materials                                                7.0            434,922
Technology Hardware & Equipment                          6.6            409,216
Food, Beverage & Tobacco                                 6.0            372,082
Utilities                                                5.3            328,903
Consumer Durables & Apparel                              3.6            223,097
Automobile & Components                                  3.6            221,828
Media                                                    3.2            200,792
Diversified Financials                                   2.9            177,348
Transportation                                           2.8            175,737
Insurance                                                2.5            156,450
Household & Personal Products                            2.3            142,780
Food & Drug Retailing                                    1.8            112,218
Real Estate                                              1.4             84,963
Retailing                                                0.5             29,348
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                     96.6          5,991,572
OTHER ASSETS AND LIABILITIES (NET)                       3.4            213,382
--------------------------------------------------------------------------------
NET ASSETS                                             100.0%        $6,204,954
--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL WATER FUND

   PORTFOLIO OF INVESTMENTS                                    DECEMBER 31, 2002

                                                                  VALUE
     SHARES                                                      (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS -- 97.4%
AUSTRIA - 0.7%
         1,300    BWT AG                                            $   13,164
           300    Oesterreichische
                   Elektrizitaetswirtschafts AG                         25,543
                                                                    ----------
                                                                        38,707
                                                                    ----------
BRAZIL - 1.1%
         8,700    Companhia de Saneamento Basico do
                    Estado de Sao Paulo, ADR                            56,115
                                                                    ----------
CANADA - 3.0%
        60,000    H2O Innovation (2000), Inc.+                           6,837
        11,600    Trojan Technologies, Inc.+                            72,987
         4,900    Zenon Environmental, Inc.+                            45,750
         3,900    Zenon Environmental, Inc., Class A+                   26,909
                                                                    ----------
                                                                       152,483
                                                                    ----------
FRANCE - 18.7%
         1,200    Gaudriot SA+                                          21,407
         1,900    Groupe Danone                                        255,601
           440    Seche Environnement                                   20,084
        14,750    Suez SA                                              256,005
        17,300    Vivendi Environnement                                403,377
                                                                    ----------
                                                                       956,474
                                                                    ----------
GERMANY - 4.8%
           950    Hydrotec AG+                                           5,483
         7,900    RWE AG                                               204,760
         2,500    Wedeco AG Water Technology+                           33,212
                                                                    ----------
                                                                       243,455
                                                                    ----------
JAPAN - 2.2%
         6,000    Ebara Corporation                                     18,554
         9,600    Kurita Water Industries, Ltd.                         96,663
                                                                    ----------
                                                                       115,217
                                                                    ----------
SPAIN - 5.0%
         7,300    Fomento de Construcciones y Contratas SA             163,930
         8,900    Sociedad General de Aguas de Barcelona SA             89,656
                                                                    ----------
                                                                       253,586
                                                                    ----------
SWITZERLAND - 5.0%
         1,200    Nestle SA, Registered Shares                         254,287
                                                                    ----------
UNITED KINGDOM - 18.6%
        12,875    AWG Plc+                                              89,855
         6,600    Ecofin Water & Power Opportunities Plc,
                   Capital Shares (a)+                                   2,922
        12,600    Ecofin Water & Power Opportunities Plc,
                   Income Shares (a)                                    17,344
        28,800    Kelda Group Plc                                      196,590

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL WATER FUND

   PORTFOLIO OF INVESTMENTS (CONTINUED)                        DECEMBER 31, 2002

                                                                  VALUE
     SHARES                                                      (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS -- (continued)
UNITED KINGDOM - (continued)
         9,129    Pennon Group Plc                                  $   94,648
        24,200    Severn Trent Plc                                     270,382
         8,700    Shanks Group Plc                                      14,286
        25,100    United Utilities Plc                                 252,152
         4,400    Waste Recycling Group Plc                             13,423
                                                                    ----------
                                                                       951,602
                                                                    ----------
UNITED STATES - 38.3%
        13,400    Allied Waste Industries, Inc.+                       134,000
           950    American States Water Company                         21,992
         3,000    American Water Works Company, Inc.                   136,440
         2,600    Calgon Carbon Corporation                             12,844
           900    California Water Service Group                        21,285
         1,500    Casella Waste Systems, Inc., Class A+                 13,335
         1,800    Clarcor, Inc.                                         58,086
         2,900    Cuno, Inc.+                                           96,048
         3,270    Donaldson Company, Inc.                              117,720
        12,100    Flexible Solutions International, Inc.+               41,745
         1,570    Insituform Technologies, Inc., Class A+               26,769
         1,600    Ionics, Inc.+                                         36,480
         2,700    ITT Industries, Inc.                                 163,863
         1,300    Lindsay Manufacturing Company                         27,820
         3,600    Millipore Corporation+                               122,400
         8,800    Pall Corporation                                     146,784
         4,200    Pentair, Inc.                                        145,110
         5,500    Philadelphia Suburban Corporation                    113,300
         8,000    Republic Services, Inc.+                             167,840
         3,500    Tetra Tech, Inc.+                                     42,700
         1,500    Valmont Industries, Inc.                              29,100
         2,800    Waste Connections, Inc.+                             108,108
         6,600    Waste Management, Inc.                               151,272
         1,700    Watts Industries, Inc., Class A                       26,758
                                                                    ----------
                                                                     1,961,799
                                                                    ----------
TOTAL COMMON STOCKS (COST $5,496,240*)                 97.4%         4,983,725
OTHER ASSETS AND LIABILITIES (NET)                      2.6%           132,024
--------------------------------------------------------------------------------
NET ASSETS                                            100.0%        $5,115,749
--------------------------------------------------------------------------------
  *     The aggregate cost for Federal tax purposes is $5,625,552.
  +     Non-income producing security.
  (a)   Investment Trust

Abbreviations:
  ADR   American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL WATER FUND

   PORTFOLIO OF INVESTMENTS (CONTINUED)                        DECEMBER 31, 2002

AT DECEMBER 31, 2002, SECTOR DIVERSIFICATION OF THE FUND WAS AS FOLLOWS (UNAUDITED):
                                                         % OF NET       VALUE
INDUSTRY DIVERSIFICATION                                  ASSETS      (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
Utilities                                                 38.7%     $ 1,981,341
Commercial Services & Supplies                            23.8        1,215,248
Capital Goods                                             23.0        1,179,645
Food, Beverage & Tobacco                                  10.0          509,888
Materials                                                  1.4           70,845
Household & Personal Products                              0.5           26,758
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                       97.4        4,983,725
OTHER ASSETS AND LIABILITIES (NET)                         2.6          132,024
--------------------------------------------------------------------------------
NET ASSETS                                               100.0%     $ 5,115,749
--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND                    PICTET INTERNATIONAL EQUITY FUND
PICTET GLOBAL EMERGING MARKETS FUND             PICTET GLOBAL WATER FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND

   STATEMENTS OF ASSETS AND LIABILITIES                        DECEMBER 31, 2002

                                                              PICTET       PICTET
                                                 PICTET       GLOBAL    INTERNATIONAL    PICTET       PICTET
                                                 EASTERN     EMERGING       SMALL     INTERNATIONAL   GLOBAL
                                                EUROPEAN      MARKETS     COMPANIES      EQUITY        WATER
                                                  FUND         FUND         FUND          FUND         FUND
---------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Cost $3,994,962,
     $70,332,348, $21,789,601, $6,809,421 and
     $5,496,240, respectively) (Note 1)
     See accompanying schedule                 $ 3,995,190  $66,717,307  $21,463,546  $ 5,991,572  $ 4,983,725
   Cash and cash equivalents (Note 1)                   --      393,026      976,972       43,757      114,627
   Foreign currency, at value (Cost $0,
     $29,756, $15,397, $175,380, and
     $16,195, respectively)                             --       30,767       15,566      176,601       16,245
   Receivable for investment
     securities sold                               795,064      425,505       68,365           --      370,495
   Receivable for Fund shares sold                   6,800           --       99,619           --        9,150
   Receivable from investment adviser
     (Note 2)                                        7,838           --       10,981       10,118       11,668
   Dividends receivable, interest receivable
     and reclaim receivable                             99       91,449       25,047       16,996       17,768
   Other assets                                      1,491       55,874       19,247        5,098        4,057
--------------------------------------------------------------------------------------------------------------
   TOTAL ASSETS                                  4,806,482   67,713,928   22,679,343    6,244,142    5,527,735
--------------------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable to custodian                            478,388           --           --           --           --
   Payable for investment
     securities purchased                          242,263       15,648       41,614           --      356,861
   Payable to investment advisor (Note 2)               --       52,066           --           --
   Payable for Fund shares redeemed                  6,525           --       10,009           --       13,020
   Administration fees payable (Note 2)              1,300       22,267        8,313        2,199        2,320
   Transfer agent fees payable (Note 2)              2,000        1,531        2,000        1,000        2,000
   Custodian fees payable (Note 2)                  13,337       63,547       21,556       13,337       18,083
   Professional fees payable                        11,247       28,187       19,584       12,717       10,808
   Printing fees payable                               475       13,000        4,552        1,678        1,360
   Distribution fees payable                           548           --           55           --          335
   Other accrued expenses and payables               6,560        8,511        8,889        8,257        7,199
--------------------------------------------------------------------------------------------------------------
   TOTAL LIABILITIES                               762,643      204,757      116,572       39,188      411,986
--------------------------------------------------------------------------------------------------------------
   NET ASSETS                                  $ 4,043,839  $67,509,171  $22,562,771  $ 6,204,954  $ 5,115,749
--------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND                    PICTET INTERNATIONAL EQUITY FUND
PICTET GLOBAL EMERGING MARKETS FUND             PICTET GLOBAL WATER FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND

   STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)            DECEMBER 31, 2002

                                                                       PICTET        PICTET
                                                          PICTET       GLOBAL     INTERNATIONAL       PICTET       PICTET
                                                          EASTERN     EMERGING        SMALL        INTERNATIONAL   GLOBAL
                                                         EUROPEAN      MARKETS      COMPANIES         EQUITY        WATER
                                                           FUND         FUND          FUND             FUND         FUND
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Accumulated net investment income / (loss)                  --   $      4,546   $      9,323    $     4,400   $     273
   Accumulated net realized gain/(loss) on
     investments sold (Note 1) and
     foreign currency related transactions             $   79,180    (66,547,293)   (11,979,480)    (3,356,767)   (473,674)
   Net unrealized appreciation / (depreciation)
     of investments                                           228     (3,615,041)      (326,055)      (817,849)   (512,515)
   Net unrealized appreciation / (depreciation)
     of foreign currency related transactions                  20         (2,618)         1,476          3,378      (1,227)
   Par value                                                3,635         97,573         35,014         10,560       6,453
   Paid-in capital in excess of par value
     (Notes 1 and 4)                                    3,960,776    137,572,004     34,822,493     10,361,232   6,096,439
--------------------------------------------------------------------------------------------------------------------------
   TOTAL NET ASSETS                                    $4,043,839   $ 67,509,171   $ 22,562,771    $ 6,204,954  $5,115,749
--------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES:
   Net assets                                          $1,576,886   $ 67,509,171   $ 22,250,986    $ 6,204,954  $3,565,421
   Shares of beneficial interest outstanding
     (Note 4)                                             141,556      9,757,294      3,453,033      1,055,996     449,631
                                                       ----------   ------------   ------------    -----------  ----------
   Net asset value, offering and redemption
     price per share (Note 4)                              $11.14          $6.92          $6.44          $5.88       $7.93
--------------------------------------------------------------------------------------------------------------------------
RETAIL SHARES:
   Net assets                                          $2,466,953            N/A       $311,785            N/A  $1,550,328
   Shares of beneficial interest outstanding
     (Note 4)                                             221,916            N/A         48,379            N/A     195,627
                                                       ----------   ------------   ------------    -----------  ----------
   Net asset value, offering and redemption
     price per share (Note 4)                              $11.12            N/A          $6.44            N/A       $7.92
--------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND                    PICTET INTERNATIONAL EQUITY FUND
PICTET GLOBAL EMERGING MARKETS FUND             PICTET GLOBAL WATER FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND

   STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                 PICTET         PICTET
                                                   PICTET        GLOBAL      INTERNATIONAL     PICTET       PICTET
                                                   EASTERN      EMERGING         SMALL      INTERNATIONAL   GLOBAL
                                                  EUROPEAN       MARKETS       COMPANIES       EQUITY        WATER
                                                    FUND          FUND           FUND           FUND         FUND
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends (net of foreign withholding taxes
     of $2,831, $190,685, $32,815, $7,026,
     and $6,805, respectively)                  $    18,508   $ 1,332,272   $   386,968   $   120,962   $    89,607
   Interest                                           1,715        16,101         4,127         3,021         2,193
-------------------------------------------------------------------------------------------------------------------
   TOTAL INVESTMENT INCOME                           20,223     1,348,373       391,095       123,983        91,800
-------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fee (Note 2)                  29,312       904,107       227,707        50,885        36,431
   Administration fee (Note 2)                       14,942       278,784        94,585        26,244        22,213
   Accounting fee (Note 2)                           60,000        49,911        58,011        50,000        60,000
   Transfer agent fees (Note 2)                      26,000        17,565        22,000        12,000        24,000
   Custodian fees (Note 2)                           41,397       196,326        62,830        40,039        23,264
   Professional fees                                 19,737        71,250        40,409        23,511        18,811
   Printing fees                                        622        13,993         7,822         2,677         2,300
   Registration and filing fees                      15,636        20,580        15,646        12,190        16,046
   Trustees' fees and expenses (Note 2)                 443        17,423         5,500         1,635           928
   Distribution fees - Retail class                   1,123          --             207          --           3,060
   Other                                             15,799       101,043        51,349        28,944        17,627
-------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE
     EXPENSE REDUCTIONS                             225,011     1,670,982       586,066       248,125       224,680
-------------------------------------------------------------------------------------------------------------------
   Fees waived and/or expenses reimbursed by
     investment advisor (Note 2)                   (184,695)     (441,396)     (312,610)     (180,279)     (173,999)
-------------------------------------------------------------------------------------------------------------------
   NET EXPENSES                                      40,316     1,229,586       273,456        67,846        50,681
-------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)                        (20,093)      118,787       117,639        56,137        41,119
-------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS
   (Notes 1 and 6):
   Net realized gain/(loss) on:
   Securities transactions                          383,077       751,806    (2,954,948)   (1,482,836)     (473,674)
   Foreign currency related transactions              7,372        (7,081)       33,565        10,783         2,330
-------------------------------------------------------------------------------------------------------------------
   Net realized gain/(loss) on investments
     during the period                              390,449       744,725    (2,921,383)   (1,472,053)     (471,344)
-------------------------------------------------------------------------------------------------------------------
   Change in unrealized appreciation/
     (depreciation) of:
   Securities                                       (67,186)     (291,619)     (108,354)      192,258      (512,515)
   Foreign currency related
     transactions                                       (75)      (10,085)        1,584         1,382        (1,227)
-------------------------------------------------------------------------------------------------------------------
   Net unrealized appreciation/(depreciation)
     of investments during the period               (67,261)     (301,704)     (106,770)      193,640      (513,742)
-------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS                                    323,188       443,021    (3,028,153)   (1,278,413)     (985,086)
-------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                     $   303,095   $   561,808   $(2,910,514)  $(1,222,276)  $  (943,967)
-------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND

   STATEMENTS OF CHANGES IN NET ASSETS

                                                              YEAR ENDED          YEAR ENDED
INCREASE IN NET ASSETS FROM OPERATIONS:                    DECEMBER 31, 2002  DECEMBER 31, 2001
-----------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment loss                                        $   (20,093)       $   (12,500)
   Net realized gain/(loss) on investments during the period      390,449            (10,675)
   Change in unrealized appreciation/(depreciation)
     of investments during the period                             (67,261)           276,085
--------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations           303,095            252,910

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions to shareholders from net realized
     gain on investments                                          (54,909)              --

FUND SHARE TRANSACTIONS:
   Net increase in net assets from Fund share transactions
     (Note 4)                                                   1,354,729            343,669
--------------------------------------------------------------------------------------------
   Net increase in net assets                                   1,602,915            596,579

REDEMPTION FEES:
   Redemption fees (Note 4)                                        19,516              1,339

NET ASSETS:
   Beginning of year                                            2,421,408          1,823,490
--------------------------------------------------------------------------------------------
   End of year (including accumulated net investment
     income/(loss) of $0 and ($430), respectively)            $ 4,043,839        $ 2,421,408
--------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND

   STATEMENTS OF CHANGES IN NET ASSETS

                                                                          YEAR ENDED           YEAR ENDED
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                     DECEMBER 31, 2002    DECEMBER 31, 2001
-------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                                 $    118,787           $    948,344
   Net realized gain/(loss) on investments during the period                  744,725            (14,367,281)
   Change in unrealized appreciation/(depreciation) of
     investments during the period                                           (301,704)            11,556,337
------------------------------------------------------------------------------------------------------------
   Net increase/(decrease) in net assets resulting from operations            561,808             (1,862,600)
DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions to shareholders from net investment income                  (107,160)              (785,922)
FUND SHARE TRANSACTIONS:
   Net increase/(decrease) in net assets from Fund share transactions
     (Note 4)                                                                 332,666            (27,817,512)
------------------------------------------------------------------------------------------------------------
   Net increase/(decrease) in net assets                                      787,314            (30,466,034)
REDEMPTION FEES
   Redemption fees (Note 4)                                                    10,439                 19,291
NET ASSETS:
   Beginning of year                                                       66,711,418             97,158,161
------------------------------------------------------------------------------------------------------------
   End of year (including accumulated net investment
     income of $4,546 and $0, respectively)                              $ 67,509,171           $ 66,711,418
------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL SMALL COMPANIES FUND
-----------------------
   STATEMENTS OF CHANGES IN NET ASSETS

                                                                          YEAR ENDED           YEAR ENDED
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                     DECEMBER 31, 2002    DECEMBER 31, 2001
-------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                                 $   117,639          $    39,950
   Net realized loss on investments during the period                     (2,921,383)          (8,007,523)
   Change in unrealized appreciation/(depreciation) of
     investments during the period                                          (106,770)            (222,541)
-------------------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from operations                   (2,910,514)          (8,190,114)

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions to shareholders from net investment income                 (128,834)                  --
   Distributions to shareholders from net realized gain
     on investments                                                               --              (17,469)

FUND SHARE TRANSACTIONS:
   Net increase in net assets from Fund share transactions
     (Note 4)                                                              3,626,840            5,911,542
-------------------------------------------------------------------------------------------------------------
   Net increase/(decrease) in net assets                                     587,492           (2,296,041)

REDEMPTION FEES:
   Redemption fees (Note 4)                                                   41,165               16,200

NET ASSETS:
   Beginning of year                                                      21,934,114           24,213,955
-------------------------------------------------------------------------------------------------------------
   End of year (including accumulated net investment
     income/(loss) of $9,323 and ($13,047), respectively)                $22,562,771          $21,934,114
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL EQUITY FUND

   STATEMENTS OF CHANGES IN NET ASSETS

                                                                          YEAR ENDED           YEAR ENDED
DECREASE IN NET ASSETS FROM OPERATIONS:                               DECEMBER 31, 2002    DECEMBER 31, 2001
-------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                                 $    56,137            $   42,810
   Net realized loss on investments during the period                     (1,472,053)           (1,634,353)
   Change in unrealized appreciation/(depreciation) of
     investments during the period                                           193,640              (323,428)
-------------------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from operations                   (1,222,276)           (1,914,971)

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions to shareholders from net investment income                  (59,817)              (49,174)

FUND SHARE TRANSACTIONS:
   Net increase in net assets from Fund share transactions
     (Note 4)                                                                279,173                66,618
-------------------------------------------------------------------------------------------------------------
   Net decrease in net assets                                             (1,002,920)           (1,897,527)

NET ASSETS:
   Beginning of year                                                       7,207,874             9,105,401
-------------------------------------------------------------------------------------------------------------
   End of year (including accumulated net investment
     income/(loss) of $4,400 and ($2,703) respectively)                  $ 6,204,954           $ 7,207,874
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL WATER FUND

   STATEMENTS OF CHANGES IN NET ASSETS

                                                                                YEAR ENDED
INCREASE IN NET ASSETS FROM OPERATIONS:                                     DECEMBER 31, 2002
---------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                                        $   41,119
   Net realized loss on investments during the period                             (471,344)
   Change in unrealized appreciation/(depreciation) of investments
     during the period                                                            (513,742)
---------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from operations                           (943,967)

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions to shareholders from net investment income                        (43,176)

FUND SHARE TRANSACTIONS:
   Net increase in net assets from Fund share transactions
     (Note 4)                                                                    6,094,850
---------------------------------------------------------------------------------------------
   Net increase in net assets                                                    5,107,707

REDEMPTION FEES
   Redemption fees (Note 4)                                                          8,042

NET ASSETS:
   Beginning of year                                                                    --
---------------------------------------------------------------------------------------------
   End of year (including accumulated net investment income of $273)            $5,115,749
---------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND

   FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                         --------------------------------------
                                                                                         RETAIL
                                                                         --------------------------------------
                                                                           YEAR ENDED             PERIOD ENDED
                                                                            12/31/02                12/31/01*
---------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                                            $9.96                    $8.48
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment loss                                                          (0.13)+++                (0.02)
   Net realized and unrealized gain on investments                               1.33                     1.49
---------------------------------------------------------------------------------------------------------------
Total from investment operations                                                 1.20                     1.47
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
   Distributions from net realized gains                                        (0.15)                   --
---------------------------------------------------------------------------------------------------------------
Total distributions                                                             (0.15)                   --
---------------------------------------------------------------------------------------------------------------
Redemption fees added to paid-in capital (Note 4)                                0.11                     0.01
NET ASSET VALUE, END OF PERIOD                                                 $11.12                    $9.96
---------------------------------------------------------------------------------------------------------------
Total return++                                                                  13.19%                   17.45%
---------------------------------------------------------------------------------------------------------------
Ratios to average net assets/supplemental data:
   Net assets, end of period (in 000's)                                        $2,467                      $86
   Ratio of operating expenses to average net assets                             2.25%                    2.25%+
   Ratio of net investment loss to average net assets                           (1.22)%                  (1.88)%+
   Ratio of operating expenses to average net assets without waivers
     and expenses reimbursed                                                    11.71%                   14.60%+
   Ratio of net investment income to average net assets without waivers
     and expenses reimbursed                                                   (10.73)%                 (14.23)%+
   Portfolio turnover rate                                                        225%                      69%

------------------------
  * Pictet Eastern European Fund -- Retail Class commenced operations on October 31, 2001.
  + Annualized.
 ++ Total return represents aggregate total return for the period.
+++ Per share numbers have been calculated using the average share method.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND

   FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                              ------------------------------------------------------------------
                                                                         INSTITUTIONAL
                                              ------------------------------------------------------------------
                                                   YEAR         YEAR          YEAR          YEAR         PERIOD
                                                   ENDED        ENDED         ENDED         ENDED         ENDED
                                                 12/31/02     12/31/01      12/31/00      12/31/99      12/31/98*
----------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period               $9.96        $8.57         $8.87        $6.54         $10.00
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income/(loss)                    (0.11)+++    (0.05)        (0.12)       (0.09)          0.00#
   Net realized and unrealized gain/
     (loss) on investments                          1.33         1.43         (0.18)        2.42          (3.39)
---------------------------------------------------------------------------------------------------------------
Total from investment operations                    1.22         1.38         (0.30)        2.33          (3.39)
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
   Distributions from net
     investment income                                --           --            --           --          (0.07)
   Distributions from net realized gains           (0.15)          --            --           --             --
---------------------------------------------------------------------------------------------------------------
Total distributions                                (0.15)          --            --           --          (0.07)
---------------------------------------------------------------------------------------------------------------
Redemption fees added to paid-in capital (Note 4)   0.11         0.01            --           --             --
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $11.14        $9.96         $8.57        $8.87          $6.54
---------------------------------------------------------------------------------------------------------------
Total return++                                     13.39%       16.22%        (3.38)%      35.63%        (33.93)%
---------------------------------------------------------------------------------------------------------------
Ratios to average net assets/supplemental data:
   Net assets, end of period (in 000's)           $1,577       $2,335        $1,823       $1,933         $1,636
   Ratio of operating expenses to average
     net assets                                     2.00%        2.00%         2.00%        2.00%          2.00%+
   Ratio of net investment loss to average
     net assets                                    (0.97)%      (0.71)%       (1.21)%      (1.15)%        (0.06)%+
   Ratio of operating expenses to average
     net assets without waivers and
     expenses reimbursed                           11.46%       11.87%         9.16%       11.54%          9.97%+
   Ratio of net investment loss to average
     net assets without waivers and
     expenses reimbursed                          (10.48)%     (10.58)%       (8.37)%     (10.69)%        (8.03)%+
   Portfolio turnover rate                           225%          69%           88%         117%            91%

------------------------
  * Pictet Eastern European Fund -- Institutional Class commenced operations on April 7, 1998.
  + Annualized.
 ++ Total return  represents  aggregate  total  return for the period.
  # Amount represents less than $0.01 per share.
+++ Per share numbers have been calculated using the average share method.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND

   FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                  YEAR          YEAR            YEAR          YEAR         YEAR
                                                  ENDED         ENDED           ENDED         ENDED        ENDED
                                                12/31/02      12/31/01        12/31/00      12/31/99     12/31/98
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period             $6.89          $7.02          $11.15         $6.81        $8.87
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income/(loss)                   0.01           0.10            0.00#        (0.01)        0.04
   Net realized and unrealized gain/(loss)
     on investments                               0.03          (0.15)          (4.13)         4.35        (2.10)
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                  0.04          (0.05)          (4.13)         4.34        (2.06)
-----------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
   Distributions from net investment income      (0.01)         (0.08)             --            --           --
-----------------------------------------------------------------------------------------------------------------
Total distributions                              (0.01)         (0.08)             --            --           --
-----------------------------------------------------------------------------------------------------------------
Redemption fees added to paid-in capital
  (Note 4)                                        0.00#          0.00#             --            --           --
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $6.92          $6.89           $7.02        $11.15        $6.81
-----------------------------------------------------------------------------------------------------------------
Total return++                                    0.60%         (0.68)%        (36.98)%       63.73%      (23.22)%
-----------------------------------------------------------------------------------------------------------------
Ratios to average net assets/supplemental data:
   Net assets, end of period (in 000's)        $67,509        $66,711         $97,158      $190,275      $94,362
   Ratio of operating expenses to
     average net assets                           1.70%          1.70%           1.70%         1.70%        1.70%
   Ratio of net investment income/(loss)
     to average net assets                        0.16%          1.12%           0.04%        (0.19)%       0.55%
   Ratio of operating expenses to average
     net assets without waivers and
     expenses reimbursed                          2.31%          2.22%           1.94%         1.92%        2.00%
   Ratio of net investment income/(loss)
     to average net assets without waivers
     and expenses reimbursed                     (0.45)%         0.60%          (0.20)%       (0.42)%       0.25%
   Portfolio turnover rate                          47%            84%            128%          126%         123%

------------------------
 ++ Total return represents aggregate total return for the period.
  # Amount represents less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL SMALL COMPANIES FUND

   FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                             --------
                                                                              RETAIL
                                                                             --------
                                                                              PERIOD
                                                                               ENDED
                                                                             12/31/02*
-------------------------------------------------------------------------------------
Net Asset Value, beginning of period                                           $7.34
-------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                                        0.02+++
   Net realized and unrealized loss on investments                             (0.90)
-------------------------------------------------------------------------------------
Total from investment operations                                               (0.88)
-------------------------------------------------------------------------------------
Distributions to shareholders:
   Distributions from net investment income                                    (0.03)
-------------------------------------------------------------------------------------
Total distributions                                                            (0.03)
-------------------------------------------------------------------------------------
Redemption fees added to paid-in capital (Note 4)                               0.01
-------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                 $6.44
-------------------------------------------------------------------------------------
Total return++ (11.82)% Ratios to average net assets/supplemental data:
   Net assets, end of period (in 000's)                                         $312
   Ratio of operating expenses to average net assets                            1.45%+
   Ratio of net investment income to average net assets                         0.27%+
   Ratio of operating expenses to average net assets
     without waivers and expenses reimbursed                                    2.82%+
   Ratio of net investment loss to average net assets
     without waivers and expenses reimbursed                                   (1.99)%+
   Portfolio turnover rate                                                       133%

------------------------
  * Pictet International Small Companies Fund -- Retail Class commenced operations on March 5, 2002.
  +  Annualized.
 ++  Total return represents aggregate total return for the period.
+++  Per share numbers have been calculated using the average share method.

                       SEE NOTES TO FINANCIAL STATEMENTS.
50

PICTET FUNDS
PICTET INTERNATIONAL SMALL COMPANIES FUND

   FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                              ------------------------------------------------------------------
                                                                         INSTITUTIONAL
                                              ------------------------------------------------------------------
                                                   YEAR         YEAR          YEAR          YEAR         PERIOD
                                                   ENDED        ENDED         ENDED         ENDED         ENDED
                                                 12/31/02     12/31/01      12/31/00      12/31/99      12/31/98
----------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period               $7.35       $10.21        $10.25       $ 6.55          $9.24
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income/(loss)                     0.04+++      0.01          0.00#       (0.02)          0.07+++
   Net realized and unrealized gain/(loss)
     on investments                                (0.92)       (2.87)         0.71         5.66           0.41
---------------------------------------------------------------------------------------------------------------
Total from investment operations                   (0.88)       (2.86)         0.71         5.64           0.48
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
   Distributions from net investment income        (0.04)          --            --           --             --
   Distributions from net realized gains              --        (0.01)        (0.75)       (1.94)         (3.17)
---------------------------------------------------------------------------------------------------------------
Total distributions                                (0.04)       (0.01)        (0.75)       (1.94)         (3.17)
---------------------------------------------------------------------------------------------------------------
Redemption fees added to paid-in capital
  (Note 4)                                          0.01         0.01            --           --             --
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $6.44        $7.35        $10.21       $10.25          $6.55
---------------------------------------------------------------------------------------------------------------
Total return++                                    (11.87)%     (27.95)%        6.56%       86.45%          5.35%
---------------------------------------------------------------------------------------------------------------

Ratios to average net assets/supplemental data:
   Net assets, end of period (in 000's)          $22,251      $21,934       $24,214       $4,776         $5,699
   Ratio of operating expenses to average
     net assets                                     1.20%        1.20%         1.20%        1.20%          1.20%
   Ratio of net investment income/(loss)
     to average net assets                          0.52%        0.17%        (0.37)%      (0.02)%         0.65%
   Ratio of operating expenses to average
     net assets without waivers and
     expenses reimbursed                            2.57%        2.28%         2.66%        4.76%          2.36%
   Ratio of net investment loss to
     average net assets without waivers
     and expenses reimbursed                       (1.74)%      (0.91)%       (1.83)%      (3.58)%        (0.52)%
   Portfolio turnover rate                           133%         122%          142%         166%           132%

------------------------
 ++ Total return represents aggregate total return for the period.
  # Amount represents less than $0.01 per share.
+++ Per share numbers have been calculated using the average share method.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL EQUITY FUND

   FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                       YEAR           YEAR           PERIOD
                                                                       ENDED          ENDED           ENDED
                                                                      12/31/02       12/31/01       12/31/00*
---------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                                     $7.12           $9.08          $10.00
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                                  0.05            0.04            0.00#
   Net realized and unrealized loss on investments                       (1.23)          (1.95)          (0.90)
---------------------------------------------------------------------------------------------------------------
Total from investment operations                                         (1.18)          (1.91)          (0.90)
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
   Distributions from net investment income                              (0.06)          (0.05)          (0.00)#
   Distributions from net realized gains                                    --              --           (0.02)
---------------------------------------------------------------------------------------------------------------
Total distributions                                                      (0.06)          (0.05)          (0.02)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $5.88           $7.12           $9.08
---------------------------------------------------------------------------------------------------------------
Total return++                                                          (16.61)%        (21.04)%         (8.94)%
---------------------------------------------------------------------------------------------------------------

Ratios to average net assets/supplemental data:
   Net assets, end of period (in 000's)                                 $6,205          $7,208          $9,105
   Ratio of operating expenses to average net assets                      1.00%           1.00%           1.00%+
   Ratio of net investment income to average net assets                   0.83%           0.55%           0.07%+
   Ratio of operating expenses to average net assets
     without waivers and expenses reimbursed                              3.66%           3.41%           2.87%+
   Ratio of net investment loss to average net assets
     without waivers and expenses reimbursed                             (1.83)%         (1.86)%         (1.79)%+
   Portfolio turnover rate                                                 131%             80%             31%

------------------------
  * Pictet International Equity Fund commenced operations on August 15, 2000. + Annualized.
 ++ Total return represents aggregate total return for the period.
  # Amount represents less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL WATER FUND

   FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                    ----------      -------------
                                                                                      RETAIL        INSTITUTIONAL
                                                                                    ----------      -------------
                                                                                       YEAR              YEAR
                                                                                       ENDED             ENDED
                                                                                     12/31/02          12/31/02
---------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                                                  $10.00            $10.00
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                                                0.08+             0.10+
   Net realized and unrealized loss
     on investments                                                                    (2.12)            (2.12)
---------------------------------------------------------------------------------------------------------------
Total from investment operations                                                       (2.04)            (2.02)
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
   Distributions from net investment income                                            (0.06)            (0.07)
---------------------------------------------------------------------------------------------------------------
Total Distributions                                                                    (0.06)            (0.07)
---------------------------------------------------------------------------------------------------------------
Redemption fees added to paid-in capital (Note 4)                                       0.02              0.02
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                         $7.92             $7.93
---------------------------------------------------------------------------------------------------------------
Total return++                                                                        (20.23)%          (19.97)%
---------------------------------------------------------------------------------------------------------------
Ratios to average net assets/supplemental data:
   Net assets, end of period (in 000's)                                               $1,550            $3,566
   Ratio of operating expenses to average net assets                                    1.55%             1.30%
   Ratio of net investment income
     to average net assets                                                              0.96%             1.21%
   Ratio of operating expenses to average net assets
     without waivers and expenses reimbursed                                            6.30%             6.05%
   Ratio of net investment loss to average net assets
     without waivers and expenses reimbursed                                           (3.88)%           (3.63)%
   Portfolio turnover rate                                                                44%               44%

------------------------
  + Per share numbers have been calculated using the average share method. ++ Total return represents aggregate total return for the period.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND                    PICTET INTERNATIONAL EQUITY FUND
PICTET GLOBAL EMERGING MARKETS FUND             PICTET GLOBAL WATER FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND

   NOTES TO FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES

     Pictet Funds (the "Trust"), a Massachusetts business trust registered on May 23, 1995 under the Investment Company Act of 1940, as amended (the "1940 Act"), is a no-load, diversified (with the exception of the Pictet Global Water Fund, which is non-diversified), open-end management investment company which currently offers shares of five series, Pictet Eastern European Fund, Pictet Global Emerging Markets Fund, Pictet International Small Companies Fund, Pictet International Equity Fund and Pictet Global Water Fund (individually, a "Fund" collectively, the "Funds"). The accompanying financial statements and financial highlights are those of the Funds. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results may differ from these estimates. The following is a summary of the significant accounting policies followed consistently by the Funds in the preparation of their financial statements.

     SECURITIES VALUATIONS: Equity securities listed on a U.S. securities exchange for which market quotations are available are valued at the last quoted sale price as of the close of the New York Stock Exchange's regular trading hours on the day the valuation is made. Generally, securities listed on a foreign exchange and unlisted foreign securities are valued at the latest quoted sales price available before the time when assets are valued. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the bid and asked prices, if available, otherwise they are valued at the last reported closing price. The value of securities for which no quotations are readily available (including restricted securities) or that have been materially affected by events occurring after a foreign exchange closes, is determined in good faith at fair value using methods approved by the Board of Trustees. In the absence of readily ascertainable market values for such securities, inherent uncertainty of valuation exists. Methods for valuing these securities may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material. One or more pricing services may be used to provide securities valuations in connection with the determination of the net asset value of the Funds. Short-term investments that mature in 60 days or less are valued at amortized cost.

     REPURCHASE AGREEMENTS: Each Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund pays a counterparty cash for, and takes possession of, a debt obligation and the seller agrees to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral held by the Fund, at all times, is at least equal to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund generally has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Funds' investment adviser, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

     FOREIGN CURRENCY CONTRACTS: Each Fund may enter into forward foreign currency exchange contracts to hedge against anticipated future changes in exchange rates which otherwise might either adversely affect the value of the portfolio securities of the Fund or adversely affect the prices of securities which the Fund intends to purchase or sell at a later date. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND                    PICTET INTERNATIONAL EQUITY FUND
PICTET GLOBAL EMERGING MARKETS FUND             PICTET GLOBAL WATER FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND

   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Funds' investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     Each Fund may enter into spot foreign currency exchange contracts for the purchase or sale of securities denominated in foreign currencies to "lock" in the U.S. exchange rate of the transaction covering the period between trade date and settlement date.

     FOREIGN CURRENCY: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars using the prevailing foreign exchange rates obtained at the time the London Exchange closes (approximately 12:00 noon Eastern Time). Unrealized gains and losses on investments which result from changes in foreign currency exchange rates have been included in the unrealized appreciation/(depreciation) of investments. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Distributions from net investment income, if any, are declared and paid annually. The Funds' net realized capital gain (including net short-term capital gain), unless offset by any available capital loss carryforward, is distributed to shareholders annually. Additional distributions of net investment income and capital gain may be made at the discretion of the Board of Trustees in order to avoid the application of a 4% non-deductible Federal excise tax.

     TAXATION: Each Fund intends to qualify each year as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to shareholders. Therefore, no Federal income tax provision is required.

     EXPENSES: General expenses of the Trust are allocated among the Funds based upon relative net assets. Expenses not directly attributable to a specific class are allocated among all of the classes of the Fund based on their relative net assets. Operating expenses directly attributable to a Fund are charged to that Fund's operations.

     CASH AND CASH EQUIVALENTS: Cash equivalents are short-term, highly liquid investments with an original maturity of three months or less. Cash and cash equivalents include cash in banks and investments in overnight deposits.

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND                    PICTET INTERNATIONAL EQUITY FUND
PICTET GLOBAL EMERGING MARKETS FUND             PICTET GLOBAL WATER FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND

   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2.   INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER FEES

     The Trust, on behalf of the Funds, has entered into an investment advisory agreement (the "Advisory Agreement") with Pictet International Management Limited ("Pictet International"), a wholly-owned subsidiary of Pictet Canada L.P. ("Pictet Canada"). Pictet Canada is a partnership, whose principal activity is investment accounting, custody and securities brokerage. Pictet Canada has two general partners, Pictet Advisory Services Overseas and FINGEST, and eight limited partners, each of whom is also a partner of Pictet & Cie, a Swiss private bank founded in 1805. Under the terms of the Advisory Agreement, Pictet Eastern European Fund, Pictet Global Emerging Markets Fund, Pictet International Small Companies Fund, Pictet International Equity Fund and Pictet Global Water Fund pay Pictet International a fee, computed daily and payable monthly, at an annual rate of 1.50%, 1.25%, 1.00%, 0.75% and 1.00%, respectively, of the average daily net assets of each Fund. Pictet International has voluntarily agreed to waive its fees and reimburse expenses to the extent necessary to ensure that the total ordinary annual operating expenses of Pictet Eastern
European Fund - Institutional Class, Pictet Eastern European Fund - Retail Class, Pictet Global Emerging Markets Fund, Pictet International Small Companies Fund - Institutional Class, Pictet International Small Companies Fund - Retail Class, Pictet International Equity Fund, Pictet Global Water Fund - Institutional Class and Pictet Global Water Fund - Retail Class do not exceed 2.00%, 2.25%, 1.70%, 1.20%, 1.45%, 1.00%, 1.30% and 1.55%, respectively, of each
Fund's average daily net assets.

     For the year ended December 31, 2002, Pictet International either waived fees and/or reimbursed expenses as follows:

                                                               PICTET
                                               PICTET       INTERNATIONAL
                                            INTERNATIONAL     EXPENSES
                                             FEES WAIVED     REIMBURSED        TOTAL
----------------------------------------------------------------------------------------
Pictet Eastern European Fund                  $  29,312       $155,383        $184,695
Pictet Global Emerging Markets Fund             441,396             --         441,396
Pictet International Small Companies Fund       227,707         84,903         312,610
Pictet International Equity Fund                 50,885        129,394         180,279
Pictet Global Water Fund                         36,431        137,568         173,999
----------------------------------------------------------------------------------------

     During the year ended December 31, 2002, the Pictet Global Water Fund and the Pictet International Equity Fund paid brokerage commissions of $1,086 and $35, respectively, to Pictet Overseas Inc., which is an affiliate of the Advisor.

     The Retail Class shares of the Funds each have adopted a rule 12b-1 distribution plan. The plan allows each Fund to pay not more than 0.25% per annum of the average daily net assets of the Retail Class shares of the Fund. PFPC Distributors, Inc. (the "Distributor") serves as the Funds' Distributor. The Distributor acts as an agent for the Funds and the distribution of their shares. In addition, the Retail Class of each Fund will pay a portion of the fees associated with participation in various network programs. There were no fees paid for the year ended December 31, 2002 in excess of the 0.25% for these programs.

     PFPC Inc. ("PFPC") serves as the Trust's Administrator and Accounting Agent. PFPC also serves as the Trust's transfer agent and dividend paying agent.

     No officer, director or employee of Pictet International, PFPC, or any affiliate thereof, receives any compensation from the Trust for serving as Trustee or officer of the Trust. The Trust pays each Trustee who is not an affiliated person of Pictet International an annual fee of $5,000, plus an additional $500 for each board and committee meeting attended. The Trust also reimburses expenses incurred by each Trustee in attending such meetings.

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND                    PICTET INTERNATIONAL EQUITY FUND
PICTET GLOBAL EMERGING MARKETS FUND             PICTET GLOBAL WATER FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND

   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.   PURCHASES AND SALES OF INVESTMENTS

     Cost of investments purchased and proceeds from sales of investments, excluding short-term securities and U.S. Government securities, for the year ended December 31, 2002 were as follows:

                                                     COST OF              PROCEEDS FROM
                                              INVESTMENTS PURCHASED     INVESTMENTS SOLD
----------------------------------------------------------------------------------------
Pictet Eastern European Fund                      $  5,583,403             $  4,008,087
Pictet Global Emerging Markets Fund                 32,884,223               32,948,272
Pictet International Small Companies Fund           32,518,666               29,438,457
Pictet International Equity Fund                     9,028,891                8,655,679
Pictet Global Water Fund                             7,540,774                1,570,860
---------------------------------------------------------------------------------------

     At  December  31,  2002,   aggregate  gross  unrealized   appreciation  and
unrealized depreciation for tax purposes were as follows:

                                                                                NET UNREALIZED
                                                UNREALIZED        UNREALIZED     APPRECIATION/
                                               APPRECIATION      DEPRECIATION   (DEPRECIATION)
----------------------------------------------------------------------------------------------
Pictet Eastern European Fund                     $  119,274        $ (152,718)   $   (33,444)
Pictet Global Emerging Markets Fund               8,439,344       (12,743,104)    (4,303,760)
Pictet International Small Companies Fund         1,619,140        (2,086,443)      (467,303)
Pictet International Equity Fund                    123,228        (1,070,216)      (946,988)
Pictet Global Water Fund                             77,632          (719,459)      (641,827)
---------------------------------------------------------------------------------------------

4.   SHARES OF BENEFICIAL INTEREST

     Pictet Global Emerging Markets Fund and Pictet International Equity Fund have one class of shares of beneficial interest, par value $0.01 per share, of which an unlimited number of shares is authorized. Pictet Eastern European Fund, Pictet International Small Companies Fund and Pictet Global Water Fund have two classes of shares of beneficial interest, all par value $.01 per share, of which an unlimited number of shares is authorized.

     Transactions in shares of beneficial interest were as follows:

                                                            YEAR ENDED                        YEAR ENDED
                                                         DECEMBER 31, 2002                DECEMBER 31, 2001
                                                       SHARES         AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------------------------
Pictet Eastern European Fund: Institutional
Sold                                                   194,284     $ 2,140,460         92,932         $ 877,786
Issued as reinvestment of dividends                      1,781          19,785             --                --
Redeemed                                              (289,013)     (3,203,505)       (71,121)         (613,938)
---------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                (92,948)    $(1,043,260)        21,811         $ 263,848
---------------------------------------------------------------------------------------------------------------

                                                            YEAR ENDED                        YEAR ENDED
                                                         DECEMBER 31, 2002                DECEMBER 31, 2001*
                                                       SHARES         AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------------------------
Pictet Eastern European Fund: Retail
Sold                                                   321,184     $ 3,593,142          8,677           $79,821
Issued as reinvestment of dividends                      2,481          27,514             --                --
Redeemed                                              (110,426)     (1,222,667)            --                --
---------------------------------------------------------------------------------------------------------------
Net increase                                           213,239     $ 2,397,989          8,677           $79,821
---------------------------------------------------------------------------------------------------------------

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND                    PICTET INTERNATIONAL EQUITY FUND
PICTET GLOBAL EMERGING MARKETS FUND             PICTET GLOBAL WATER FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND

   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                            YEAR ENDED                        YEAR ENDED
                                                         DECEMBER 31, 2002                DECEMBER 31, 2001
                                                       SHARES         AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------------------------
Pictet Global Emerging Markets Fund: Institutional
Sold                                                 838,097     $ 6,074,361         2,036,156     $ 13,910,001
Issued as reinvestment of dividends                   15,488         106,867           114,895          785,884
Redeemed                                            (785,360)     (5,848,562)       (6,298,203)     (42,513,397)
---------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                               68,225     $   332,666        (4,147,152)    $(27,817,512)
---------------------------------------------------------------------------------------------------------------

                                                            YEAR ENDED                        YEAR ENDED
                                                         DECEMBER 31, 2002                DECEMBER 31, 2001
                                                       SHARES         AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------------------------
Pictet International Small Companies Fund: Institutional
Sold                                               1,250,438     $ 8,950,739         1,812,184      $15,235,133
Issued as reinvestment of dividends                   19,505         125,026             2,183           15,351
Redeemed                                            (800,873)     (5,780,737)       (1,201,042)      (9,338,942)
---------------------------------------------------------------------------------------------------------------
Net increase                                         469,070     $ 3,295,028           613,325      $ 5,911,542
---------------------------------------------------------------------------------------------------------------

                                                           PERIOD ENDED
                                                        DECEMBER 31, 2002**
                                                       SHARES        AMOUNT
--------------------------------------------------------------------------------
Pictet International Small Companies Fund: Retail
Sold                                                  49,031        $336,502
Issued as reinvestment of dividends                      224           1,434
Redeemed                                                (876)         (6,124)
--------------------------------------------------------------------------------
Net increase                                          48,379        $331,812
--------------------------------------------------------------------------------

                                                            YEAR ENDED                        YEAR ENDED
                                                         DECEMBER 31, 2002                DECEMBER 31, 2001
                                                       SHARES         AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------------------------
Pictet International Equity Fund: Institutional
Sold                                                  35,578        $236,500             2,750          $17,527
Issued as reinvestment of dividends                   10,243          59,816             6,946           49,175
Redeemed                                              (2,401)        (17,143)              (11)             (84)
---------------------------------------------------------------------------------------------------------------
Net increase                                          43,420        $279,173             9,685          $66,618
---------------------------------------------------------------------------------------------------------------

                                                           PERIOD ENDED
                                                       DECEMBER 31, 2002***
                                                      SHARES         AMOUNT
--------------------------------------------------------------------------------
Pictet Global Water Fund: Institutional
Sold                                                 492,734      $4,592,443
Issued as reinvestment of dividends                    3,888          30,595
Redeemed                                             (46,991)       (383,056)
--------------------------------------------------------------------------------
Net increase                                         449,631      $4,239,982
--------------------------------------------------------------------------------

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND                    PICTET INTERNATIONAL EQUITY FUND
PICTET GLOBAL EMERGING MARKETS FUND             PICTET GLOBAL WATER FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND

   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                           PERIOD ENDED
                                                       DECEMBER 31, 2002***
                                                      SHARES         AMOUNT
--------------------------------------------------------------------------------
Pictet Global Water Fund: Retail
Sold                                                 271,278       $2,461,142
Issued as reinvestment of dividends                    1,291           10,146
Redeemed                                             (76,942)        (616,420)
--------------------------------------------------------------------------------
Net increase                                         195,627       $1,854,868
--------------------------------------------------------------------------------

  * Pictet Eastern European Fund commenced operations of the Retail Class on October 31, 2001.
 ** Pictet  International  Small  Companies  Fund  commenced operations of the Retail Class on March 5, 2002.
*** Pictet Global Water Fund commenced operations of the Institutional Class and
    Retail Class on December 31, 2001.

     Shares exchanged or redeemed after holding them six months or less (other than shares acquired through reinvestment of dividends or other distributions), incur a fee of 1% of the current net asset value of the shares being exchanged or redeemed, which is assessed and retained by the Fund for the benefit of the remaining shareholders.

     At December 31, 2002 Pictet Eastern European Fund had three shareholders owning 35.73%, 12.65% and 11.53%, respectively, of the outstanding shares of beneficial interest of the Fund.

     At December 31, 2002 Pictet Global Emerging Markets Fund had three institutional shareholders owning 24.11%, 23.48% and 18.54%, respectively, of the outstanding shares of beneficial interest of the Fund.

     At December 31, 2002 Pictet International Small Companies Fund had three shareholders owning 26.54%, 23.57% and 21.23%, respectively, of the outstanding shares of beneficial interest of the Fund.

     At December 31, 2002 Pictet International Equity Fund had one institutional shareholder owning 99.43% of the outstanding shares of beneficial interest of the Fund.

     At December 31, 2002 Pictet Global Water Fund had one shareholder owning 45.75% of the outstanding shares of beneficial interest of the Fund.

5.   FOREIGN SECURITIES

     Pictet Eastern European Fund invests primarily in Eastern European equity securities. Pictet Global Emerging Markets Fund invests primarily in foreign emerging markets securities, Pictet International Small Companies Fund and Pictet International Equity Fund invest primarily in foreign securities and Pictet Global Water Fund invests primarily in securities of companies throughout the world operating in the global water sector ("water companies"). Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include re-valuation of currencies, less reliable information about issuers, varying securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government. Investing in a single sector makes the Fund more susceptible to negative impacts on that sector than a less concentrated fund might be. Also, a change in the value of a single company in that industry might affect the value of other companies in that sector.

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND                    PICTET INTERNATIONAL EQUITY FUND
PICTET GLOBAL EMERGING MARKETS FUND             PICTET GLOBAL WATER FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND

   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.   FEDERAL TAX INFORMATION

     Income and long term capital gain distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due primarily to timing differences and differing characterization of distributions made by a Fund. Dividends and other distributions to shareholders are recorded on the ex-dividend date and are reinvested automatically in additional shares of the Funds at the net asset value next determined after such dividend or distribution is declared.

     Permanent differences incurred during the year ended December 31, 2002, resulting from differences in book and tax accounting have been reclassified at year end as follows:

                                                              INCREASE/      INCREASE/
                                              INCREASE/      (DECREASE)     (DECREASE)
                                             (DECREASE)      ACCUMULATED    ACCUMULATED
                                              PAID-IN-     NET INVESTMENT  NET REALIZED
                                               CAPITAL      INCOME/(LOSS)   GAIN/(LOSS)
---------------------------------------------------------------------------------------
Pictet Eastern European Fund                  $(1,941)         $20,523       $(18,582)
Pictet Global Emerging Markets Fund                --           (7,081)         7,081
Pictet International Small Companies Fund          --           33,565        (33,565)
Pictet International Equity Fund                   --           10,783        (10,783)
Pictet Global Water Fund                           --            2,330         (2,330)
---------------------------------------------------------------------------------------

     Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2002, the Funds elected to defer capital losses and currency losses occurring between November 1, 2002 and December 31, 2002 as follows:

                                           CAPITAL LOSSES     CURRENCY LOSSES
--------------------------------------------------------------------------------
Pictet Eastern European Fund                         --              --
Pictet Global Emerging Markets Fund            $210,371              --
Pictet International Small Companies Fund        70,548              --
Pictet International Equity Fund                177,888              --
Pictet Global Water Fund                        104,310              --
--------------------------------------------------------------------------------

     Such losses will be treated as arising on the first day of the year ending December 31, 2003.

     At December 31, 2002 the following Funds had available for Federal income tax purposes unused capital losses as follows:

                                       EXPIRING IN 2006  EXPIRING IN 2007  EXPIRING IN 2008  EXPIRING IN 2009  EXPIRING IN 2010
--------------------------------------------------------------------------------------------------------------------------------
Pictet Eastern European Fund                         --                --                --                --                --
Pictet Global Emerging Markets Fund         $45,380,329                --                --       $18,252,183        $2,015,691
Pictet International Small Companies Fund            --                --                --         7,916,015         3,851,669
Pictet International Equity Fund                     --                --           $90,802         1,496,788         1,462,150
Pictet Global Water Fund                             --                --                --                --           240,052
--------------------------------------------------------------------------------------------------------------------------------

     For the year ended December 31, 2002, the Pictet Eastern European Fund utilized losses deferred in prior years against the current year capital gains in the amount of $138,700.

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND                    PICTET INTERNATIONAL EQUITY FUND
PICTET GLOBAL EMERGING MARKETS FUND             PICTET GLOBAL WATER FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND

   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     The tax character of distributions paid during the fiscal year ended December 31, 2002 were as follows:

                                  EASTERN      GLOBAL EMERGING  INTERNATIONAL SMALL  INTERNATIONAL     GLOBAL
                               EUROPEAN FUND    MARKETS FUND      COMPANIES FUND      EQUITY FUND    WATER FUND
---------------------------------------------------------------------------------------------------------------
Distributions paid from:
   Ordinary income (inclusive of
   short term capital gains)      $54,909          $107,160          $128,834           $59,817        $43,176*
Net long term capital gains            --                --                --                --             --
---------------------------------------------------------------------------------------------------------------
Total taxable distributions       $54,909          $107,160          $128,834           $59,817        $43,176
---------------------------------------------------------------------------------------------------------------

   *For the fiscal year ended December 31, 2002, 26.55% of the ordinary income dividend qualifies for the dividend received deduction available to corporations for the Pictet Global Water Fund (Unaudited).

     As of December 31, 2002, the components of accumulated earnings/(losses) on a tax basis were as follows:

                                  EASTERN      GLOBAL EMERGING  INTERNATIONAL SMALL  INTERNATIONAL     GLOBAL
                               EUROPEAN FUND    MARKETS FUND      COMPANIES FUND      EQUITY FUND    WATER FUND
---------------------------------------------------------------------------------------------------------------
Undistributed ordinary income/
   (loss) (inclusive of short
   term capital gains)         $112,852        $      4,546      $      9,323      $     4,400       $     273
Accumulated capital loss
   carryforwards and
   post October losses               --         (65,858,574)      (11,838,232)      (3,227,628)       (344,362)
Unrealized appreciation/
   (depreciation)               (33,424)         (4,306,378)         (465,827)        (943,610)       (643,054)
---------------------------------------------------------------------------------------------------------------
Total accumulated
   gains/(losses)              $ 79,428        $(70,160,406)     $(12,294,736)     $(4,166,838)      $(987,143)
---------------------------------------------------------------------------------------------------------------

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND                    PICTET INTERNATIONAL EQUITY FUND
PICTET GLOBAL EMERGING MARKETS FUND             PICTET GLOBAL WATER FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND

   REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and the Shareholders of Pictet Funds:

     In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pictet Eastern European Fund, Pictet Global Emerging Markets Fund, Pictet International Small Companies Fund, Pictet International Equity Fund and Pictet Global Water Fund (constituting Pictet Funds, hereafter referred to as the "Trust") at December 31, 2002, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 7, 2003

FUND MANAGEMENT (UNAUDITED)

     Information pertaining to the Trustees and officers of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (877) 470-0103.

                                                                                        NUMBER OF
                                                                                      PORTFOLIOS IN
                                                                                          FUND                 OTHER
                                    TERM OF OFFICE                                       COMPLEX           TRUSTEESHIPS/
NAME, (DOB), ADDRESS AND             AND LENGTH OF     PRINCIPAL OCCUPATION(S)         OVERSEEN BY         DIRECTORSHIPS
POSITION(S) WITH TRUST               TIME SERVED 1       DURING PAST 5 YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                           DISINTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Bruce W. Schnitzer (05-05-44)          Since 1995    Chairman of the Board of                5    Director, Nestor, Inc.
Wand Partners, Inc.                                  Wand Partners, Inc.                          (public software company);
630 Fifth Avenue, Suite 2435                         (private equity firm)                        Director, Fulcrum Analytics
New York, NY 10111                                   since 1988.                                  (private company specializing in
Trustee                                                                                           customer intelligence technology);
                                                                                                  Director, Menasha Corporation
                                                                                                  (private packaging company).

Edward L. Hoyt (02-17-36)              Since 2000    Chairman/President, The Museum          5    None
1115 Fifth Avenue                                    of the Hudson Highlands
New York, NY 10128                                   (non-profit museum) since
Trustee                                              1996; and Chairman of
                                                     Econergy International
                                                     Corporation (private
                                                     consulting company specializing
                                                     in renewable energy
                                                     projects) from 1997-1999.


David J. Callard (07-14-38)            Since 1995    President, Wand Partners, Inc.          5    None
Wand Partners, Inc.                                  (private equity firm)
630 Fifth Avenue, Suite 2435                         since 1991.
New York, NY 10111
Trustee
------------------------------------------------------------------------------------------------------------------------------------
                                                              INTERESTED TRUSTEES 2
------------------------------------------------------------------------------------------------------------------------------------
Jean G. Pilloud (04-21-44)             Since 1995    CEO of Pictet Funds (private            5    None
Pictet & Cie                                         company specializing in fund
29 Boulevard Georges-Favon                           distribution) since 2001;
1204 Geneva, Switzerland                             Senior Manager of Pictet &
Trustee and President                                Cie (private bank), 1990-2000.

Jean-Francois Demole (02-07-62)        Since 1995    Partner of Pictet & Cie (private        5    None
Pictet & Cie                                         bank) since 1998; CEO of
29 Boulevard Georges-Favon                           Pictet (Canada) & Co. Ltd.
1204 Geneva, Switzerland                             from 1994-1997.
Trustee
------------------------------------------------------------------------------------------------------------------------------------
                                            OFFICER(S) WHO ARE NOT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Paul Martin (06-19-61)                 Since 2002    Director (since 2001) and Chief        N/A   N/A
Pictet International Management Limited              Compliance Officer (since 1993)
Tower 42, Level 37, 25 Old Broad Street              at Pictet International
London EC2N 1HQ United Kingdom                       Management Limited (asset
Treasurer; Principal Financial                       management company).
and Accounting Officer

Lisa King (01-27-68)                   Since 2002    Vice President and Counsel, PFPC       N/A   N/A
PFPC Inc.                                            Inc. (a financial services company)
400 Bellevue Parkway                                 since 2000. Associate, Stradley,
Wilmington, DE 19809                                 Ronon, Stevens & Young,
Secretary                                            LLC, 1996-2000.
------------------------------------------------------------------------------------------------------------------------------------

1 Each  Trustee  and  officer  serves  for an  indefinite  term,  until  his/her successor is elected.
2 Messrs. Pilloud and Demole are interested by virtue of their association with certain affiliates of Pictet International Management Limited (the "Adviser").

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND                    PICTET INTERNATIONAL EQUITY FUND
PICTET GLOBAL EMERGING MARKETS FUND             PICTET GLOBAL WATER FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND

   PRIVACY NOTICE

     Protecting your privacy is important to us at Pictet International Management Limited (the investment adviser for Pictet Funds). We want you to know how we collect personal information from you and how we use that information. We gather information from you from your account application or other forms that you may deliver to us. We need this information to process your requests and transactions, such as opening an account. We also collect information about your transactions with Pictet Funds. In servicing your account, we may need to provide your personal information to an affiliate or a service provider (which may include Pictet Funds' distributor or transfer agent) for such purposes as sending your account statement or other information about our products and services to you.

     We do not disclose any information about you or any of our former customers to anyone, except to our affiliates and service providers, as permitted by law.

     To protect your personal information, we permit access only by authorized employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

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
                                                                    PIC-AR-12/02